Exhibit 10.25

BENTHOS, INC. 401(K) RETIREMENT PLAN

MARCH 2004

ADOPTION AGREEMENT #003

NONSTANDARDIZED 401(k) PROFIT SHARING PLAN

The undersigned, Benthos, Inc. (“Employer”), by executing this Adoption Agreement, elects to establish a retirement plan and trust (“P1an”) under the Astrue, Coakley & Garloo, Inc. Defined Contribution Prototype Plan and Trust (basic plan document # 01 . The Employer, subject to the Employees Adoption Agreement elections adopts fully the Prototype Plan and Trust provisions. This Adoption Agreement, the basic plan document and any attached appendices or addenda, constitute the Employer’s entire plan and trust document. All section references within this Adoption Agreement are Adoption Agreement section references unless the Adoption Agreement or the context indicate otherwise. All article references are basic plan document and Adoption Agreement references as applicable. Numbers in parenthesis which follow headings are references to basic plan document sections. The Employer makes the following elections granted under the corresponding provisions of tier basic plan document.

ARTICLE I DEFINITIONS

1. PLAN (1.21). The name of the Plan as adopted by the Employer is          Benthos, Inc. 401(k) Retirement Plan

2. TRUSTEE (1.33). The Trustee executing this Adoption Agreement is: (Choose one of (a), (b) or (c))

☒	(a) A discretionary Trustee. See Plan Section 10.03[A].

[n/a]	(b) A nondiscretionary Trustee. See Plan Section 10.03[B1.

[n/a]	(c) A Trustee under a separate trust agreement See Plan Section 10.03(G1.

3. EMPLOYEE (1.11). The following Employees are not eligible to participate in the Plan: (Choose (a) or one or more of (b) through (g) as applicable)

[n/a]	(a) No exclusions.

[n/a]	(b) Collective bargaining Employees.

☒	(c) Nonresident aliens.

☒	(d) Leased Employees.

☒	(e) Reclassified Employees.

☒	(f) Classifications: Temporary employee.
[n/a]	(g) Exclusions by types of contributions. The following classifications) of Employees are not eligible for the specified contributions:

Employee Classification: _________

Contribution type: ________

4. COMPENSATION, (1.07). The Employer makes the following election(s) regarding the definition of Compensation for purposes of the contribution allocation formula under Article III: (Choose one of (a), (b) or (c))

[n/a]	(a) W-2 wages Increased by Elective Contributions

[n/a]	(b) Code §3401(a) federal Income tax withholding wages increased by Elective Contributions.

☒	(c) 415 compensation.

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[Note. Each of the Compensation definitions in (a), (b) and (c) includes Elective Contributions. See Plan Section 1.07(D). To exclude Elective Contributions, the Employer must elect (g).]

Compensation taken into account For the Plan Year in which an Employee first becomes a Participant, the Plan Administrator will determine the allocation of Employer contributions (excluding deferral contributions) by taking into account (Choose one of (d) or (e))

[n/a]	(d) Plan Year. The Employee’s Compensation for the entire Plan Year.

☒	(e) Compensation while a Participant. The Employee’s Compensation only for the portion of the Plan Year in which the employee actually is a Participant.

Modifications to Compensation definition. The Employer elects to modify the Compensation definition elected in (a), (b) or (c) as follows. (Choose one or more of (f) through (n) as applicable. If the Employer elects to allocate its nonelective contribution under Plan Section 3.04 using permitted disparity, (i), 6), (k) and (1) do not apply):

☒	(f) Fringe benefits. The Plan excludes all reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits.

[n/a]	(g) Elective Contributions. The Plan excludes a Participant’s Elective Contributions. See Plan Section 1.07(D).

[n/a]	(h) Exclusion. The Plan excludes Compensation in excess of

[n/a]	(i) Bonuses. The Plan excludes bonuses.

[n/a]	(j) Overtime The Plan excludes overtime.

[n/a]	(k) Commissions. The Plan excludes commissions.

[n/a]	(t) Nonelective contributions. The following modifications apply to the definition of Compensation for nonelective contributions

[n/a]	(m) Deferral contributions. The following modifications apply to the definition of Compensation for deferral contributions:

[n/a]	(n) Matching contributions. The following modifications apply to the definition of Compensation for matching contributions:

5. PLAN YEAR/LIMITATION YEAR (1.24). Plan Year and Limitation Year mean the 12-consecutive month period (except for a short Plan Year) ending every: (Choose (a) or (b). Choose (c) if applicable)

[n/a] (a) December 31.

[n/a] (b) Other. September 30.

[n/a] (c) Short Plan Year: commencing on: _______ and ending on: _____.

[n/a] (a) New Plan. The Effective Date of tine Plan is:__________.

☒ (b) Restated Plan. The restated Effective Date is: October 1, 2003.

This Plan is an amendment and restatement of an existing retirement plan(s) originally established effective as of: July 1, 1987.

7. HOUR OF SERVICE/ELAPSED TIME METHOD (1.15). The crediting method for Hours of Service is: (Choose one or more of (a) through (d) as applicable)

[n/a]	(a) Actual Method. See Plan Section 1.15(B).

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☒	(b) Equivalency Method. The Equivalency Method is: weekly . [Note: Insert “daily,’ “weekly,’ “semi-monthly payroll periods” or “monthly.”] See Plan Section 1.15(C).

☒	(c) Combination Method. In lieu of the Equivalency Method specified in (b), the Actual Method applies for purposes of: any hourly paid employee.

[n/a]	(d) Elapsed Time Method. In lieu of crediting Hours of Service, the Elapsed Time Method applies for purposes of crediting Service for. (Choose one or more of (1), (2) or (3) as applicable)

[n/a]	(1) Eligibility under Article II.

[n/a]	(2) Vesting under Article V.

[n/a]	(3) Contribution allocations under Article III.

8. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service the Plan must credit by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with the following predecessor employer(s): N/A

[Note: If the Plan does not credit any additional predecessor service under this Section 1,30, insert “N/A” in the blank line. The Employer also may elect to credit predecessor service with specified Participating Employers only. See the Participation Agreement,] Service with the designated predecessor employer(s) applies: (Choose one or more of (a) through (d) as applicable)

[n/a]	(a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

[n/a]	(b) Vesting. For vesting under Article V.

[n/a]	(c) Contribution allocation. For contribution allocations under Article III.

[n/a]	(d) Exceptions. Except for the following Service:

ARTICLE D

ELIGIBILITY REQUIREMENTS

9. ELIGIBILITY (2.01).

Eligibility conditions. To become a Participant in the Plan, an Employee must satisfy the following eligibility conditions: (Choose one or more of (a) through (e) as applicable) [Note: If the Employer does not elect (c), the Employer’s elections under

(a) and (b) apply to all types of contributions. The Employer as to deferral contributions may not elect (b)(2) and may not elect more than 12 months in (b)(4) and (1)(S).]

☒	(a) Age. Attainment of age 19 _ (not to exceed age 21).

☒	(b) Service. Service requirement. (Choose one q f (1) through (5))

☒	(1) One Year of Service.

[n/a]	(2) Two Years of Service, without an intervening Break in Service. See Plan Section 2.03(A).

[n/a]	(3) One Hour of Service (immediate completion of Service requirement). Tire Employee satisfies the Service requirement on his/her Employment Commencement Date.

[n/a]	(4) months (not exceeding 24).

[n/a]	(5) An Employee must complete _____Hours of Service within the ____ time period following the Employee’s Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement. [Note: The number of hours may not exceed 1,000 and the time period may not exceed 24 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert “N/A” in the second blank line.]

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☒	(c) Alternative 401(k)/401(m) eligibility conditions. In lieu of the elections in (a) and (b), the Employer elects the following eligibility conditions for the following types of contributions: (Choose (1) or (2) or both if the Employer wishes to Impose less restrictive eligibility conditions for defer all Employee contributions or for matching contributions)

(1)	☒ Deferral/Employee contributions: (Choose one of a through d. Choose e. if applicable)

a.	[n/a] One Year of Service

b.	☒ One Hour of Service (immediate completion of Service requirement)

c.	[n/a] months (not exceeding 12)

d.	[n/a] An Employee must complete Hours of Service within the time period following an Employee’s Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement. [Note: The number of hours may not exceed 1,0019 and the time period may not exceed 12 months. If the Plan does not require Me Employee to sat’ the Hours of Service requirement within a specified time period, insert “N/A” in the second black line.]

e.	[n/a] Age (not exceeding age 21)

(2)	[n/a] Matching contributions: (Choose one off, through l. Choose j. if applicable)

f.	[n/a] One Year of Service

g.	[n/a] One Hour of Service (immediate completion of Service requirement)

h.	[n/a] months (not exceeding 24)

i.	[n/a] An Employee must complete Hours of Service within the time period following an Employee’s Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time (if any), the Employee is subject to the One Year of Service requirement. [Note.• The number of hours may not exceed 1,000 and the time period may not exceed 24 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert “N/A” in the second blank line.]

j.	[n/a] Age (not exceeding age 21)

[n/a]	(d) Service requirements: .

[Note: Any Service requirement the Employer elects in (d) must be available under other Adoption Agreement elections or a combination thereof.)

[n/a]	(e) Dual eligibility. The eligibility conditions of this Section 2.01 apply solely to an Employee employed by the Employer after . If the Employee was employed by the Employer by the specified date, the Employee will become a Participant on the latest of (i) the Effective Date; (ii) the restated Effective Date; (iii) the Employee’s Employment Commencement Date; or (iv) on the date the Employee attains age (not exceeding age 21).

Plan Entry Date. “Plan Entry Date” means the Effective Date and: (Choose one of (1) through (1). Choose (k) if applicable) [Note: If the Employer does not elect (k), the elections under (1) through Q) apply to all types of contributions. The Employer must elect at least one Entry Date per Plan Year.]

[n/a]	(f) Semi-annual Entry Dates. The first day of the Plan Year and the first day of the seventh month of the Plan Year.

[n/a]	(g) The first day of the Plan Year.

(h) Employment Commencement Date (immediate eligibility).

☒	(I) The first day of each: Plan Year quarter (e.g., “Plan Year quarter”).

[n/a]	(j) The following Plan Entry Dates:

[n/a]	(k) Alternative 401(k)1401(m) Plan Entry Date(s). For the alternative 401(k)/401(m) eligibility conditions under (c),

Plan Entry Date means: (Choose (1) or (2) or both as applicable)

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(1)	[n/a] Deferral/Employee contributions

(Choose one of a through d)

(2)	[n/a] Matching contributions (Choose one of e. through h.)

a.	[n/a) Semi-annual Entry Dates

b.	[o/al The first day of the Plan Year

c.	[n/a] Employment Commencement Date (immediate eligibility)

d.	[n/a] the first day of each:

e.	[n/a] Semi-annual Entry Dates

f.	[n/a] The first day of the Plan Year

g.	[n/a] Employment Commencement Date (immediate eligibility)

h.	[n/a] The first day of each:

Time of participation. An Employee will become a Participant, unless excluded under Section 1.11, on the Plan Entry Date (if employed on that date): (Choose one of (7). (m) or (n). Choose (o) ff applicable): [Note: If the Employer does not elect (o), the election under (1), (m) or (n) applies to all types of contributions.]

☒	(l) Immediately following or coincident with

[n/a]	(m) Immediately preceding or coincident with

[n/a]	(a) Nearest

[n/a]	(o) Alternative 401(k)/401(m) election(s)* (Choose (1) or (2) or both as applicable)

(1)	[n/a] Deferral contributions

(2)	[n/a] Matching contributions (Choose one oft., a or d.)

a.	[n/a] Immediately following or coincident with

b.	[n/a] Immediately following or coincident with

c.	[n/a] Immediately preceding or coincident with

d.	[n/a] Nearest

the date the Employee completes the eligibility conditions described in this Section 2.01. [Note: Unless otherwise excluded under Section 1.11, an Employee must become a Participant by the earlier of (1) tire first day of the Plan Year beginning after the date the Employee completes the age and service requirements of Code §410(a); or (2) 6 months after the date the Employee completes those requirements.]

10. YEAR OF SERVICE - ELIGIBILITY (2.02). (Choose (a) and (b) as applicable): [Note: If the Employer does not elect a Year of Service condition or elects the Elapsed Time Method, the Employer should not complete (a) or (b).]

☒	(a) Year of Service. An Employee must complete 1,000 Hour(s) of Service during an eligibility computation period to receive credit for a Year of Service under Article II: [Note: The number may not exceed 1,000. If left blank the requirement is 1,000.]

[n/a]	(b) Eligibility computation period. After the initial eligibility computation period described in Plan Section 2.02, the Plan measures the eligibility computation period as: (Choose one of (1) or (2))

[n/a]	(1) The Plan Year beginning with the Plan Year which includes the first anniversary of the Employees Employment Commencement Date.

[n/a]	(2) The 12-consecutive month period beginning with each anniversary of the Employee’s Employment Commencement Date.

11. PARTICIPATION - BREAK IN SERVICE (2.03). The one year hold-out rule described in Plan Section 2.03(B): (Choose one of (a), (b) or (c))

☒	(a) Not applicable. Does not apply to the Plan.

[n/a]	(b) Applicable. Applies to the Plan and to all Participants.

[n/a]	(c) Limited application. Applies to the Plan, but only to a Participant who has incurred a Separation from Service.

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12.	ELECTION NOT TO PARTICIPATE (2.06), The Plan: (Choose one of (a) or (b))

☒	(a) Election not permitted. Does not permit an eligible Employee to elect not to participate.

[n/a]	(b) Irrevocable election. Permits an Employee to elect not to participate if the Employee makes a one-time irrevocable election prior to the Employee’s Plan Entry Deft.

ARTICLE III

EMPLOYER CONTRIBUTIONS, DEFERRAL CONTRIBUTIONS AND FORFEITURES

13. AMOUNT AND TYPE (3.01). The amount and type(s) of the Employer’s contribution to the Trust for a Plan Year or other specified period will equal: (Choose one or more of (a) through (f) as applicable)

☒	(a) Deferral contributions (401(k) arrangement). The dollar or percentage amount by which each Participant has elected to reduce his/her Compensation, as provided in the Participant’s salary reduction agreement and in accordance with Section 3.02.

☒	(b) Matching contributions (other than safe harbor matching contributions under Section 3.01(d)). The matching contributions made in accordance with Section 3.03.

☒	(c) Non elective contributions (profit sharing). The following nonelective contribution (Choose (1) or (2) or both as applicable): [Note: The Employer may designate as a qualified nonelective contribution, all or any portion of its nonelective contribution. See Plan Section 3.04(F).)

☒	(1) Discretionary. An mount the Employer in its sole discretion may determine.

[n/a]	(2) Fixed. The following amount: .

[n/a]	(d) 401(k) safe harbor contributions. The following 401(k) safe harbor contributions described in Plan Section 14.02(D): (Choose one of (1). (2) or (3). Choose (4), (applicable)

[n/a]	(1) Safe harbor nonelective contribution. The safe harbor nonelective contribution equals % of a Participant’s Compensation [Note: the amount in the blank must be at least 3%].

[n/a]	(2) Basic safe harbor matching contribution. A matching contribution equal to 100% of each Participant’s deferral contributions not exceeding 3% of the Participant’s Compensation, plus 50% of each Participant’s deferral contributions in excess of 3% but not in excess of 5% of the Participants Compensation. For this purpose, “Compensation” means Compensation for. [Note: The Employer must complete the blank line with the applicable time period for computing the Employer’s basic safe harbor match, such as “each payroll period,” “each month, “ “each Plan Year quarter” or “the Plan Year”.]

[n/a]	(3) Enhanced safe harbor matching contribution. (Choose one of a or b).

[n/a]	a. Uniform percentage. An amount equal to % of each Participant’s deferral contributions not exceeding % of the Participant’s Compensation. For this purpose, “Compensation” means Compensation for. (See the Note in (d)(2).]

[n/a]	b. Tiered formula. An amount equal to the specified matching percentage for the corresponding level of each Participant’s deferral contribution percentage. For this purpose, “Compensation” means Compensation for: . [See the Note in (d)(2).]

Deferral Contribution Percentage	Matching Percentage
________________________	________________________

________________________	________________________

________________________	________________________

[Note: The matching percentage may not increase as the deferral contribution percentage increases and the enhanced matching formula otherwise must satisfy the requirements of Code §j401(k)(12)(B)(ii) and (iii). If the Employer wishes to avoid ACP testing on &s enhanced safe harbor matching contribution, the Employer also must limit deferral contributions taken into account (the Deferral Contribution Percentage) for the matching contribution to 6% of Plan Year Compensation.]

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[n/a]	(4) Another plan. The Employer will satisfy the 401(k) safe harbor contribution in the following plan:

[n/a]	(e) Davis-Bacon contributions. The amount(s) specified for the applicable Plan Year or other applicable period in the Employees Davis-Bacon contract(s). The Employer will make a contribution only to Participants covered by the contract and only with respect to Compensation paid under the contract. If the Participant accrues an allocation of nonelective contributions (including forfeitures) under the Plan in addition to the Davis-Bacon contribution, the Plan Administrator will: (Choose one of (1) or (2))

[n/a]	(1) Not reduce the Participant’s nonelective contribution allocation by the Davis-Bacon contribution.

[n/a]	(2) Reduce the Participant’s nonelective contribution allocation by the Davis-Bacon contribution.

[n/a]	(f) Frozen Plan. This Plan is a frozen Plan effective: . For any period following the specified date, the Employer will not contribute to the Plan, a Participant may not contribute and an otherwise eligible Employee will not become a Participant in the Plan.

14. DEFERRAL CONTRIBUTIONS (3.02). The following limitations and terms apply to an Employee’s deferral contributions: (If the Employer elects Section 3.01(a), the Employer must elect (a). Choose (b) or (c) as applicable)

☒	(a) Limitation on amount. An Employee’s deferral contributions are subject to the following limitation(s) in addition to those imposed by the Code; (Choose (1). (2) or (3) as applicable)

☒	(1) Maximum deferral amount:	100%
☒	(2) Minimum deferral amount	1%
[n/a]	(3)No limitations.

For the Plan Year in which an Employee first becomes a Participant, the Plan Administrator will apply any percentage limitation the Employer elects in (1) or (2) to the Employee’s Compensation; (Choose one of (4) or (5) unless the Employer elects (3))

[n/a]	(4) Only for the portion of the Plan Year in which the Employee actually is a Participant IX]

          (5)For the entire Plan Year.

[n/a]	(b) Negative deferral election. The Employer will withhold _% from the Participant’s Compensation unless the Participant elects a lesser percentage (including zero) under his/her salary reduction agreement See Plan Section 14.02(C). The negative election will apply to: (Choose one of (1) or (2))

[n/a]	(1)All Participants who have not deferred at least the automatic deferral amount as of:

[n/a]	(2)Each Employee whose Plan Entry Date is on or following the negative election effective date.

[n/a]	(c) Cash or deferred contributions. For each Plan Year for which the Employer makes a designated cash or deferred contribution under Plan Section 14.02(B), a Participant may elect to receive directly in cash not more than the following portion (or, if less, the 402(g) limitation) of his/her proportionate share of that cash or deferred contribution: (Choose one of (1) or (2))

[n/a]	(1)All or any portion. [n/a] (2) %.

Modification/revocation of salary reduction agreement. A Participant prospectively may modify or revoke a salary reduction agreement, or may file a new salary reduction agreement following a prior revocation, at least once per Plan Year or during any election period specified by the basic plan document or required by the Internal Revenue Service. The Plan Administrator also may provide for more frequent elections in the Plan’s salary reduction agreement form.

15. MATCHING CONTRIBUTIONS (INCLUDING ADDITIONAL SAFE HARBOR MATCH UNDER PLANSECTION 14.02(D)(3)) (3.03). The Employer matching contribution is: ((f the Employer elects Section 3.01(b), the Employer must elect one or more of (a), (b) or (c) as applicable. Choose (d) if applicable)

[n/a]	(a) Fixed formula. An amount equal to % of each Participant’s deferral contributions,

☒

(b) Discretionary formula. An amount (or additional amount) equal to a matching percentage the Employer from time to time may deem advisable of the Participant’s deferral contributions. The Employer, in its sole discretion, may

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designate as a qualified matching contribution, all or any portion of its discretionary matching contribution. The portion of the Employer’s discretionary matching contribution for a Plan Year not designated as a qualified matching contribution is a regular matching contribution.

(c) Multiple level formula. An amount equal to the following percentages for each level of the Participant’s deferral contributions. [Note: he matching percentage only will apply to deferral contributions in excess of the previous level and not in excess of the stated deferral contribution percentage.]

Deferral Contribution Percentage	Matching Percentage
____________________	____________________

____________________	____________________

____________________	____________________

[n/a]	(d) Related Employers. If two or more Related Employers contribute to this Plan, the Plan Administrator will allocate matching contributions and matching contribution forfeitures only to the Participants directly employed by the contributing Employer. The matching contribution formula for the other Related Employer(s) is . [Note.• If the Employer does not elect (d), the Plan Administrator will allocate all matching contributions and matching forfeitures without regard to which contributing Related Employer directly employs the Participant]

Time period for matching contributions. The Employer will determine its matching contribution based on deferral contributions made during each: (Choose one of (e) through (h))

☒	(c) Plan Year.’

[n/a]	(f) Plan Year quarter.

[n/a[	(g) Payroll period.

[n/a]	(h) Alternative time period: .[Note: Any alternative time period the Employer elects in (h) must be the same for all Participants and may not exceed the Plan Year.

Deferral contributions taken into account. In determining a Participant’s deferral contributions taken into account for the above-specified time period under the matching contribution formula, the following limitations apply: (Choose one of (i), (j) or (k)

[n/a]1

(i)	All deferral contributions. The Plan Administrator will take into account all deferral contributions.

[n/a]	(i) Specific limitation. The Plan Administrator will disregard deferral contributions exceeding % of the Participant’s Compensation. [Note: To avoid the ACP test in a safe harbor 40f(k) plan, the Employer must limit deferrals and Employee contributions which are subject to match to 6% of Plan Year Compensation.]

☒	(k) Discretionary. The Plan Administrator will take into account the deferral contributions as a percentage of the Participant’s Compensation as the Employer determines.

Other matching contribution requirements. The matching contribution formula is subject to the following additional requirements: (Choose (1) or (m) or both if applicable)

[n/a]	(1)Matching contribution limits. A Participant’s matching contributions may not exceed: (Choose one of (1) or (2))

[n/a]	(1) _________. [Note: The Employer may elect (1) to place an overall dollar or percentage limit on matching contributions.]

[n/a]	(2) 4% of a Participant’s Compensation for the Plan Year under the discretionary matching contribution formula (Note: The Employer must elect (2) if it elects a discretionary matching formula with the safe harbor 401(k) contribution formula and wishes to avoid the ACP test.]

[n/a]	(m) Qualified matching contributions. The Plan Administrator will allocate as qualified matching contributions, the matching contributions specified in Adoption Agreement Section: . The Plan Administrator will allocate all other matching contributions as regular matching contributions. [Note: If the Employer elects two marching formulas, the Employer may use (m) to designate one of the formulas as a qualified matching contribution,]

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16. CONTRIBUTION ALLOCATION (3.04).

Employer nonelective contributions (3. 04( A)). The Plan Administrator will allocate the Employer’s nonelective contribution under the following contribution allocation formula (Choose one of (a), (b) or (c). Choose (d) If applicable)

☒	(a) Nonintegrated (pro rata) allocation formula.

[n/a]	(b) Permitted disparity. The following permitted disparity formula and definitions apply to the Plan: (Choose one of (1) or (2). Also choose (3))

[n/a]	(1) Two-tiered allocation formula.

[n/a]	(2) Four-timed allocation formula.

[n/a]	(3) For purposes of Section 3.04(b), “Excess Compensation” means Compensation in excess of (Choose one of a. or b.)

[n/a]	a. % of the taxable wage base in effect on the first day of the Plan Year, rounded to the next highest $ (not exceeding the taxable wage base).

[n/a]	b. The following integration level:

[Note: The Integration level cannot exceed the taxable wage base in effect for the Plan Year for which this Adoption Agreement first is effective.]

[n/a]	(c) Uniform points allocation formula. Under the uniform points allocation formula, a Participant receives: (Choose (1) or both (1) and (2) as applicable)

[n/a]	(1) point(s) for each Year of Service. Year of Service means:

[n/a]	(2) One point for each $ [not to exceed $200] increment of Plan Year Compensation.

[n/a] (d) Incorporation of contribution formula. The Plan Administrator will allocate the Employee’s nonelective contribution under Section(s) 3.01(c)(2), (d)(1) or (e) in accordance with the contribution formula adopted by the Employer under that Seen on.

Qualified nonelective contributions. (3.04(F)). The Plan Administrator will allocate the Employer’s qualified nonelective contributions to: (Choose one of (e) or (f))

☒	(e) Nonhighly compensated Employees only.

[n/a]	(t) Al Participants.

Related Employers. (Choose (g) if applicable)

[n/a]	(g) Allocate only to directly employed Participants. If two or more Related Employers adopt this Plan, the Plan Administrator will allocate 91 nonelective contributions and forfeitures attributable to nonelective contributions only to the Participants directly employed by the contributing Employer. If a Participant receives Compensation fide more than one contributing Employer, the Plan Administrator will determine the allocations under this Section 3.04 by prorating the Participant’s Compensation between or among the participating Related Employers. [Nom• If the Employer does not elect 3.04(g), the Plan Administrator will allocate all nonelective contributions and forfeitures without regard to which contributing Related Employer directly employs the Participant. 71te Employer may not elect 3.04(g) wider a safe harbor 401(k) Plan]

17. FORFEITURE ALLOCATION (3.05). The Plan Administrator will allocate a Participant forfeiture: (Choose one or more of (a), (b) or (c) as applicable) [Note: Even of the Employer elects immediate vesting, the Employer should complete section 3.05. See Plan Section 9.11.]

☒	(a) Matching contribution forfeitures. To the extent attributable to matching contributions: (Choose one of (1) through (4))

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☒	(1) As a discretionary matching contribution

[n/a]	(2) To reduce matching contributions.

[n/a]	(3) As a discretionary nonelective contribution.

[n/a]	(4) To reduce nonelective contributions.

☒	(b) Nonelective contribution forfeitures. To the extent attributable to Employer nonelective contributions: (Choose one of (1 through (4)).

☒	(1) As a discretionary nonelective contribution.

[n/a]	(2) To reduce nonelective contributions.

[n/a]	(3) As a discretionary matching contribution.

[n/a]	(4) To reduce matching contributions.

[n/a]	(c) Reduce administrative expenses. First to reduce the Plan’s ordinary and necessary administrative expenses for the Plan Year and then allocate any remaining forfeitures in the manner described in Sections 3.05(a) or (b) as applicable.

Timing of forfeiture allocation. The Plan Administrator will allocate forfeitures under Section 3.05 in the Plan Year. (Choose one of (d) or (e))

☒	(d) In which the forfeiture occurs.

[n/a]	(e) Immediately following the Plan Year in which the forfeiture occurs.

18. ALLOCATION CONDITIONS (3.06).

Allocation conditions. The Plan does not apply any allocation conditions to deferral contributions, 401(k) safe harbor contributions (under Section 3.01(d)) or to Davis-Bacon contributions (except as the Davis-Bacon contract provides). To receive an allocation of matching contributions, nonelective contributions, qualified nonelective contributions or Participant forfeitures, a Participant must satisfy the following allocation condition(s): (Choose one or more of (a) through (i) as applicable)

☒	(a) Hours of Service condition. The Participant must complete at least the specified number of Hours of Service (not exceeding 1,000) during the Plan Year: 1000.

☒	(b) Employment condition. The Participant must be employed by the Employer on the last day of the Plan Year (designate time period).

[n/a]	(c) No allocation conditions.

[n/a]	(d) Elapsed Time Method. The Participant must complete at least the specified number (not exceeding 182) of consecutive calendar days of employment with the Employer during the Plan Yew:

[n/a]	(e) Termination of Service/581 Hours of Service coverage rule. The Participant either must be employed by the Employer on the last day of the Plan Year or must complete at least 501 Hours of Service during the Plan Year. If the Plan uses the Elapsed Time Method of crediting Service, the Participant mast complete at least 91 consecutive calendar days of employment with the Employer during the Plan Year.

[n/a]	(f) Special allocation conditions for matching contributions. The Participant must complete at least Hours of Service during the (designate time period) for the matching contributions made for that time period.

[n/a]	(g) Death, Disability or Normal Retirement Age. Any condition specified in Section 3.06, applies if the Participant incurs a Separation from Service during the Plan Year on account of: (e.g., death, Disability Or Normal Retirement Age).

[n/a]	(h) Suspension of allocation conditions for coverage. The suspension of allocation conditions of Plan Section 3.06(E) applies to the Plan.

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☒	(i) Limited allocation conditions. The Plan does not impose an allocation condition for the following types of contributions: matching contributions. [Note: Any election to limit the Plan’s allocation conditions to certain contributions must be the same for all Participants, be definitely determinable and not discriminate in favor of Highly Compensated Employees.]

ARTICLE IV

PARTICIPANT CONTRIBUTIONS

19. EMPLOYEE (AFTER TAX) CONTRIBUTIONS (4.02). The following elections apply to Employee contributions: (Choose one of (a) or (b). Choose (c) y applicable)

☒	(a) Not permitted. The Plan does not permit Employee contributions.

[n/a]	(b) Permitted. The Plan permits Employee contributions subject to the following limitations:

[Note: Any designated limitation(s) must be the same for all Participants, be definitely determinable and not discriminate in favor of Highly Compensated Employees.]

[n/a]	(c) Matching contribution. For each Plan Year, the Employer’s matching contribution made with respect to Employee contributions is:

ARTICLE V

VESTING REQUIREMENTS

20. NORMAIJEARLY RETIREMENT AGE (5.01). A Participant attains Normal Retirement Age (or Early Retirement Age, if applicable) under the Plan on the following date: (Choose one of (a) or (b). Choose (c) if applicable)

☒	(a) Specific age. The date the Participant attains age 591/2 . [Note: The age may not exceed age 65.]

[n/a]	(b) Age/participation. The later of the date the Participant attains years of age or the anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan. [Note: The age may not exceed age 65 and the anniversary may not exceed the 5th.]

[n/a]	(c) Early Retirement Age, Early Retirement Age is the later of: (i) the date a Participant attains age or (ii) the date a Participant reaches his/her anniversary of the first day of the Plum Year in which the Participant commenced participation in the Plan.

21. PARTICIPANTS DEATH OR DISABILITY (5.02). The 100% vesting rule under Plan Section 5.02 does not apply to: (Choose (a) or (b) or both as applicable)

[n/a]	(a) Death.

[n/a]	(b) Disability.

22. VESTING SCHEDULE (5.03). A Participant has a 100% Vested interest at all times in his/her deferral contributions, qualified nonelective contributions, qualified matching contributions, 401(k) safe harbor contributions and Davis-Bacon contributions (unless otherwise indicated in (f)). The following vesting schedule applies to Employer regular matching contributions and to Employer nonelective contributions: (Choose (a) or choose one or more of (b) through (fl as applicable)

[n/a]	(a) Immediate vesting. 100% Vested at all times. [Note: he Employer must elect (a) f the Service condition under Section 2.01 exceeds One Year of Service or more than twelve months.]

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☒	(b) Top-heavy vesting schedules. [Note: The Employer must choose one of (b)(1), (2) or (3) fit dons not elect (a).]

[n/a] (1) 6-year graded as specified in the Plan. ☒ (3) Modified top-heavy schedule In/it] (2) 3-year cliff as specified in the Plan.

Years of Service	Vested Percentage
LA= than 1	0%
F	20	%°
2	40%
3	60	°x.
4	80%
5	100%

[n/a]	(c) Non-top-heavy vesting schedules. [Note: The Employer may elect one of (c)(1), (2) or (3) in addition to (b).)

[n/a]	(1) 7-year graded as specified in the Plan.

[n/a]	(2) 5-year cliff as specified in the Plan.

[n/a]	(3) Modified non-top-heavy schedule

Years of Service,	Vested Percentage
Less than 1%
I	_	%
2
3
4
5%
6%
7 or more	100%

If the Employer does not elect (c), the vesting schedule elected in (b) applies to all Plan Years. [Note: The modified top-heavy schedule of (b)(3) must satisfy Code §416. If the Employer elects (c)(3), the modified non-top-heavy schedule must satisfy Code §411(a)(2),1

[n/a]	(d) Separate vesting election for regular matching contributions. In lieu of the election under (a), (b) or (c), the following vesting schedule applies to a Participant’s regular matching contributions; (Choose one of (1) or (2))

[n/a]	(1) 100% Vested at all times.

[n/a]	(2) Regular matching vesting schedule:

[Note: The vesting schedule completed under (d)(2) must comply with code §411(a)(4).]

[n/a]	(e) Applicationof top-heavy schedule. The non-top-heavy schedule elected under (c) applies in all Plan Years in which the Plan is not a top-heavy plan. [Note: If the Employer does not elect (e), the top-heavy vesting schedule will apply for the first Plan Year in which the Plan is top-heavy and then in all subsequent Plan Years.]

[n/a]	(f) Special vesting provisions: . [Note: Any special vesting provision must satisfy Code §411(a). Any special vesting provision must be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code §401 (a)(4).]

23. YEAR OF SERVICE—VESTING (5.06). (Choose (a) and (b)): [Note: ]f the Employer elects the Elapsed Time Method or elects immediate vesting, the Employer should not complete (a) or (b).]

☒	(a) Year of Service An Employee must complete at least 1,000 Hours of Service during a vesting computation period to receive credit for a Year of Service under Article V. [Note: The number may not exceed 1,000. If left blank, the requirement Is 1,000.]

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☒	(b) Vesting computation period. The Plan measures a Year of Service on the basis of the following 12-consecutive month period: (Choose one of (1) or (2))

[n/a]	(I) Plan Year.

☒     (2) Employment year (anniversary of Employment Commencement Date).

24. EXCLUDED YEARS OF SERVIQE - VESTING (5.08). The Plan excludes the following Year; of Service for purposes of vesting: (Choose (a) or choose one or more of (b) through &) as applicable)

☒	(a) None. None other than as specified in Plan Section 5.08(a).

[n/a]	(b) Age 18. Any Year of Service before the Year of Service during which the Participant attained the age of 18.

[n/a]	(c) Prior to Plan establishment. Any Year of Service during the period the Employer did not maintain this Plan or a predecessor plan.

[n/a]	(d) Parity Break in Service. Any Year of Service excluded under die rule of parity. See Plan Section 5.10.

[n/a]	(e) Prior Plan terms. Any Year of Service disregarded wider tare terms of the Plan as in effect prior to this restated Plan.

[n/a]	(f) Additional exclusions. Any Year of Service before:

[Note: Any exclusion specified under (f) must comply with Code §411(a)(4). Any exclusion must be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code §401 (a)(4). If the Employer elects immediate vesting, the Employer should not complete Section,5.08.]

ARTICLE VI

DISTRIBUTION OF ACCOUNT BALANCE

25. TIME OF PAYMENT OF ACCOUNT BALANCE (6.01). The following time of distribution elections apply to the Plan:

Separation from Service/Vested Account Balance not exceeding $5,000. Subject to the limitations of Plan Section 6.01(AXI), the ‘trustee will distribute in a lump sum (regardless of the Employees election under Section 6.04) a separated Participants Vested Account Balance not exceeding $5,000: (Choose one of (a) through (d))

☒	(a) Immediate. As soon as administratively practicable following the Participants Separation from Service.

[n/a]	(b) Designated Plan Year. As soon as administratively practicable in the Plan Year beginning after the Participants Separation from Service.

[n/a]	(c) Designated Plan Year quarter. As soon as administratively practicable in the Plan Year quarter beginning after the Participant’s Separation from Service.

[n/a]	(d) Designated distribution. As soon as administratively practicable in the: following the Participant’s Separation from Service.

[Note: The designated distribution time must be the same for all Participants, be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code §401 (a)(4).]

Separation from Service/Vested Account Balance exceeding $5,000. A separated Participant whose Vested Account Balance exceeds $5,000 may elect to commence distribution of his/her Vested Account Balance no earlier than: (Choose one of (e) through (i). Choose (J) if applicable.)

[n/a]	(f) Designated Plan Year. As soon as administratively practicable in the Plan Year beginning after the Participants Separation from Service.

☒	(e) Immediate. As soon as administratively practicable following the Participants Seperation from Service.

[n/a]	(g) Designated Plan Year quarter. As soon as administratively practicable in the Plan Year quarter following the Plan Year quarter in which the Participant elects to receive a distribution.

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[n/a]	(h) Normal Retirement Age. As soon as administratively practicable after the close of the Plan Year in which the Participant attains Normal Retirement Age and within the time required under Plan Section 6.01(A)(2).

[n/a]	(i) Designated distribution. As soon as administratively practicable in the: following the Participant’s Separation from Service. [Note: The designated distribution time must be the same for all Participants, be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code §401(a)(4).)

[n/a]	(j) Limitation on Participant’s right to delay distribution. A Participant may not elect to delay commencement of distribution of his/her Vested Account Balance beyond the later of attainment of age 62 or Normal Retirement Age. (Note: If the Employer does not elect 0), the Plan permits a Participant who has Separated from Service to delay distribution until his/her required beginning date. See Plan Section 6_0/(A)(2).)

Participant elections prior to Separation from Service. A Participant, prior to Separation from Service may elect any of the following distribution options in accordance with Plan Section 6.01(C). (Choose (k) or choose one or more of (7) through (a) as applicable). [Note: If the Employer elects any in-service distributions option, a Participant may elect to receive one In-service distribution per Plan Year unless the Plan’s in-service distribution form provides for more frequent in-service distributions.]

[n/a]	(k) None. A Participant does not have any distribution option prior to Separation from Service, except as may be provided under Plan Section 6.01(C).

☒	(I) Deferral contributions. Distribution of all or any portion (as permitted by the Plan) of a Participant’s Account Balance attributable to deferral contributions if. (Choose one or more of (1), (2) or (3) as applicable)

☒	(1) Hardship (safe harbor hardship rule). The Participant has incurred a hardship in accordance with Plan Sections 6.09 and 14.11(A).

☒	(2) Age. The Participant has attained age, 59M (Must be at least age 59112).

☒	(3) Disability. ‘The Participant as incurred a Disability.

☒	(m) Qualified nonelective contributions/qualified matching contributions/safe harbor contributions. Distribution of all or any portion of a Participant’s Account Balance attributable to qualified nonelective contributions, to qualified matching contributions, or to 401(k) safe harbor contributions if; (Choose (1) or (2) or both as applicable)

☒	(1) Age. The Participant has attained age 59 1/2 (Must be at least age 591/2).

[n/a]	(2) Disability. The Participant has incurred a Disability.

☒	(u) Nonelective contributions/regular matching contributions Distribution of all or any portion of a Participant’s Vested Account Balance attributable to nonelective contributions or to regular matching contributions if (Choose one or more of (1) through (5) as applicable)

☒	(I) Age/Service conditions. (Choose one or more of e through d. as applicable):

☒	a. Age. The Participant has attained age 59 1/2

[n/a]	b. Two-year allocations. The Plan Administrator has allocated the contributions to be distributed for a period of not less than Plan Years before the distribution date. [Note: The minimum number of years is 2.]

[n/a]	c. Five years of participation. The Participant bas participated in the Plan for at least Plan Years. [Note: The minimum number of ]ears is 5.]

[n/a]	d. Vested. The Participant is °r6 Vested in his/her Account Balance. See Plan Section 5.03(A). [Note: If an Employer makes more than one election under Section 6.01(x)(1), a Participant must satisfy all conditions before the Participant 1s eligible for the distribution.]

[n/a]	(2) Hardship. The Participant has incurred a hardship in accordance with Plan Section 6.09.

[n/a]	(3) Hardship (safe harbor hardship rule). The Participant has incurred a hardship in accordance with Plan Sections 6.09 and 14.11(A).

☒	(4) Disability. The Participant has incurred a Disability.

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[n/a]	(5) Designated condition. The Participant has satisfied the following condition(s): [Note: Arty designated condition(s) must be the same for all Participants, be definitely determinable and not discriminate in favor of Highly Compensated Employees.]

☒	(o) Participant contributions. Distribution of all or any portion of a Participant’s Account Balance attributable to the following Participant contributions described in Plan Section 4.01; (Choose one of (1), (2) or (3))

[n/a]	(1) All Participant contributions.

[n/a]	(2) Employee contributions only.

☒	(3) Rollover contributions only.

Participant loan default/offset. See Section 6.08 of the Plan.

26. DISTRIBUTION METHOD (6.03). A separated Participant whose Vested Account Balance exceeds $5,000 may elect distribution under one of the following method(s) of distribution described in Plan Section 6.03: (Choose one or more of (a) through (d) as applicable)

☒	(a) Lump sum.

☒	(b) Installments.

[n/a]	(c) Installments for required minimum distributions only.

[n/a]	(d) Annuity distribution option(s):

[Note: Any optional method of distribution may not be subject to Employer, Plan Administrator or Trustee discretion.]

27. JOINT AND SURVIVOR ANNUITY REQUIREMENTS (6.04). The joint and survivor annuity distribution requirements of Plan Section 6.04: (Choose one of (a) or (b))

☒	(a) Profit sharing plan exception. Do not apply to a Participant, unless the Participant is a Participant described in Section 6.04(H) of the Plan.

[n/a]	(b) Applicable. Apply to all Participants.

ARTICLE 1X

PLAN ADMINISTRATOR - DUTIES WITH RESPECT TO PARTICIPANTS’ ACCOUNTS

28. ALLOCATION OF NET INCOME, GAIN OR LOSS (9.08). For each type of contribution provided under the Plan, the Plan allocates net income, gain or loss using the following method: (Choose one or more of (a) through (e) as applicable)

☒	(a) Deferral contributions/Employee contribution. (Choose one or more of (1) through (5) as applicable)

☒	(1) Daily valuation method. Allocate on each business day of the Plan Year during which Plan assets for which there is an established market are valued and the Trustee is conducting business.

[n/a]	(2) Balance forward method. Allocate using the balance forward method.

[n/a]	(3) Weighted average method. Allocate using the weighted average method, based an the following weighting period: See Plan Section 14.12.

[n/a]	(4) Balance forward method with adjustment Allocate pursuant to the balance forward method, except treat as part of the relevant Account at the beginning of the valuation period % of the contributions made during the following valuation period:

[n/a]	(5) Individual account method. Allocate using the individual account method. See Plan Section 9.08.

☒	(b) Matching contributions. (Choose one or more of (1) through (5) as applicable)

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☒	(1) Daily valuation method. Allocate on each business day of the Plan Year during which Plan assets for which there is an established market are valued and the Trustee is conducting business.

[n/a]	(2) Balance forward method. Allocate using the balance forward method.

[n/a]	(3) Weighted average method. Allocate using the weighted average method, based on the following weighting period See Plan Section 14.12.

[n/a]	(4) Balance forward method with adjustment. Allocate pursuant to the balance forward method, except mat as part of the relevant Account at the beginning of the valuation period% of the contributions made during the following valuation period:

[n/a]	(5) Individual account method. Allocate using the individual account method. See Plan Section 9.08.

☒	(c) Employer nonelective contributions. (Choose one or more of (1) through (5) as applicable)
☒	(1) Daily valuation method. Allocate on each business day of the Plan Year during which Plan assets for which there is an established market are valued and the Trustee is conducting business.

[n/a]	(2) Balance forward method. Allocate using the balance forward method.

[n/a]	(3) Weighted average method. Allocate using the weighted average method, based on the following weighting period: . See Plan Section 14.12.

[n/a]	(4) Balance forward method with adjustment Allocate pursuant to the balance forward method, except treat as part of the relevant Account at the beginning of the valuation period% of the contributions made during the following valuation period:

[n/a]	(5) Individual account method. Allocate using the individual account method, See Plan Section 9.08.

[n/a]	(d) Specified method. Allocate pursuant to the following method:

[Note. The specified method mull be a definite predetermined formula which is not based on Compensation, which satisfies the nondiscrimination requirements of Treas. Reg. §1.401(a)(4) and which is applied uniformly to all Participants.]

[n/a]	(e) Interest rate factor. In accordance with Plan Section 9.OB(E), the Plan includes interest at the following rate on distributions made more than 90 days after the most recent valuation date; .

ARTICLE X

TRUSTEE AND CUSTODIAN, POWERS AND DUTIES

29. INVESTMENT POWERS (10.03). The following additional investment options or limitations apply under Plan Section 10.03; NIA . (Note. Enter “N/A” if not applicable.]

30. VALUATION OF TRUST (10.15). In addition to the last day of the Plan Year, the Trustee must value the Trust Fund on the following valuation date(s); (Choose one of (a) through (d))

☒	(a) Daily valuation dates. Each business day of the Plan Year on which Plan assets for which throe is an established market are valued and the Trustee is conducting business.

[n/a]	(b) Last day of a specified period. The last day of each of the Plan Year.

[n/a]	(c) Specified dates:

[n/a]	(d) No additional valuation dates.

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Execution Page

The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Prototype Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers, has executed this Adoption Agreement, and the Trustee (and Custodian, if applicable) has signified its acceptance, on:

Name of Employer j3enthos, Inc.
Employees E 2381876 Signed:

Names of Trustee:

Francis E. Dunne. Jr.

Ronald L. Marsiglio President & CEO [Names/Title]

Ronald L. Marsiglio

Signed:
Pranr•ias F. T7imno, Jr.

Trust EIN(Options):

Signed:	[GRAPHIC]
Ronald L. Marsiglio President & CEO [Name/Title]
Vice President [Name/Title]

Signed:

[Name/title]

Signed:

[Name/title]

Signed:

[Name/title]

Signed:

[Name/title]

Signed:

[Name/title]

Signed:

[Name/title]

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Name of Custodian (Optional):

Signed:

[Name/Title

31. Plan Number. The 3-digit plan number the Employer assigns to this Plan for ERISA reporting purposes (Form 5500 Series) is: 002.

Use of Adoption Agreement. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employee’s Plan. The Employer only may use this Adoption Agreement in conjunction with the basic plan document referenced by its document number on Adoption Agreement page one.

Execution for Page Substitution Amendment Only. If this paragraph is completed, this Execution Page documents an amendment to Adoption Agreement Section(s)                                               effective                                                          , by substitute Adoption Agreement page number(s)

Prototype Plan Sponsor. The Prototype Plan Sponsor identified on the first page of the basic plan document will notify all adopting employers of any amendment of this Prototype Plan or of any abandonment or discontinuance by the Prototype Plan Sponsor of its maintenance of this Prototype Plan. For inquiries regarding the adoption of the Prototype Plan, the Prototype Plan Sponsor’s intended meaning of any Plan provisions or the effect of the opinion letter issued to the Prototype Plan Sponsor, please contact the Prototype Plan Sponsor at the following address and telephone number: P.O. Box 870298, Milton, MA 02187, (617)698-1242 Reliance on Sponsor Opinion Letter. The Prototype Plan Sponsor has obtained from the IRS an opinion letter specifying the form of this Adoption Agreement and the basic plan document satisfy, as of the date of the opinion letter, Code §401. An adopting Employer may rely on the Prototype Sponsor’s IRS opinion letter only to the extent provided in Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter and in Announcement 2001-77. In order to have reliance in such circumstances or with respect to such qualification requirements, the Employer must apply for a determination letter to Employee Plans Determinations of the Internal Revenue Service.

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PARTICIPATION AGREEMENT

[X] Check here If not applicable and do not complete this page.

The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement . The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

32, EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is._

33. NEW PLAN RESTATEMENT. The Participating Employer’s adoption of this Plan constitutes: (Choose one of (a) or (b)) [n/a]

(a)	The adoption of anew plan by the Participating Employer.

[n/a]

                                                                                                                                                                (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as:             and having an original effective date of.

34. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer. (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]

[n/a]	(a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

[n/a]	(b) Vesting. For vesting under Article V.

[n/a]	(c) Contribution allocation. For contribution allocations under Article III

[n/a]	(d) Exceptions. Except for the following Service:

Name of Plan:	Name of Participating Employer:

Signed:

[Narne/title]
[Date]
Participating Employer’s EN:

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:	Names of Trustee:

[Name/Title]	[Name/Title]

Signed:	Signed:

[Date]	[Date]

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

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APPENDIX A

TESTING ELECTIONS/EFFECTIVE DATE ADDENDUM

35. The following testing elections and special effective dates apply: (Choose one or more of (a) through (n) as applicable)

☒	(a) Highly Compensated Employee (1.14). For Plan Years beginning after September 30. 2004 , the Employer makes the following elections) regarding the definition of Highly Compensated Employee:

(1)	[X] Top paid group election.

(2)	[n/al Calendar year data election fiscal year plan).

☒	(b) 401(k) current year testing. The Employer will apply the current year testing method in applying the ADP and ACP tests effective for Plan Years beginning after. September 30, 1997_. [Note: For Plan Years beginning on or after the Employer’s execution of its “GUST” restatement, the Employer must use the same testing method within the same Plan Year for both the ADP and, 4CP tests,]

☒	(c) Compensation. The Compensation definition under Section 1.07 will apply for Plan Years beginning after: September 30, 2003

[n/a]	(d) Election not to participate. The election not to participate under Section 2.06 is effective: [n/a]

[n/a]	(e) 401(k) safe harbor. The 401(k) safe harbor provisions under Section 3.01(d) are effective:

[n/a]	(f) Negative election. The negative election provision under Section 3.02(b) is effective:

[n/a]	(g) Contribution/allocation formula. The specified contribution(s) and allocation method(s) under Sections 3.01 and 3.04 are effective:

[n/a]	(h) Allocation conditions. The allocation conditions of Section 3.06 are effective:

[n/a]	(i) Benefit payment elections. The distribution elections of Section(s) are effective:

[n/a]	(j) Election to continue pre-S&JPA required beginning date. A Participant may not elect to defer commencement of the distribution of his/her Vested Account Balance beyond the April l following the calendar year in which the Participant attains age 70 1/2. See Plan Section 6.02(A).

[n/a]	(k) Elimination of age 70112 In-service distributions. The Plan eliminates a Participant’s (other than a more than 5°/a owner) right to receive in-service distr[i]butions on April 1 of the calendar year following the year in which the Participant attains age 701/2 for Plan Years beginning after: .

[n/a]	(l) Allocation of earnings. The earnings allocation provisions under Section 9.08 are effective:

[n/a]	(m) Elimination of optional forms of benefit. The Employer elects prospectively to eliminate the following optional forms of benefit: (Choose one or more of (1), (2) and (3) as applicable)

[n/a]	(1) QJSA and QPSA benefits as described in Plan Sections 6.04, 6.05 and 6.06 effective:

[n/a]	(2) Installment distributions as described in Section 6.03 effective:

[n/a]	(3) Other optional forms of benefit (Any election to eliminate must be consistent with Teas. Reg. §1.411(d)-4):

(n) Special effective date(s): Effective as pf October 1. 2002, a Participant can make Elective Deferrals up to 100% of Compensation.

For periods prior to the above-specified special effective date(s), the Plan terms in effect prior to its restatement under this Adoption Agreement will control for purposes of the designated provisions. A special effective date may not result in the delay of a Plan provision beyond the ☒ permissible effective date under any applicable law.

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APPENDIX B

GUST Remedial Amendment Period Elections

36. The following GUST restatement elections apply: (Choose one or more of (a) through (f) as applicable)

☒	(a) Highly Compensated Employee elections. The Employer makes the following remedial amendment period elections with respect to the Highly Compensated Employee definition:

(1)	1997:	[n/a	]	Top paid group election.	[n/a	]	Calendar year election.
(2)	1998:	[n/a [n/a	] ]	Calendar year data election. Top paid group election.	[n/a	]	Calendar year data election.
(3)	1999:	[n/a	]	Top paid group election.	[n/a	]	Calendar year data election.
(4)	2000:	[n/a	]	Top paid group election,	[n/a	)	Calendar year data election.
(5)	2001:	[n/a	]	Top paid group election.	[n/a	]’	Calendar year data election.
(6)	2002:	[n/a	]	Top paid group election.	[n/a	]	Calendar year data election.

☒	(b) 401(k) testing methods. The Employer makes the following remedial amendment period elections with respect to the A ADP test and the ACP test: [Note: The Employer may use a different testing method for the ADP and ACP tests through the end of the Plan Year in which the Employer executes its GUST restated Plan.]

ADP test	ACP test
(1) 1997: [n/a] prior year ☒ current year	1997: [n/a] prior year ☒ current year
(2 1998: [n/a] prior year ☒ current year	1998: [n/a] prior year ☒ current year
(3) 1999: [n/a] prior year ☒ current year	1999: [n/a] prior year ☒ current year
(4) 2000: [n/a] prior year ☒current year	2000: [n/a] prior year ☒ current year
(5) 2001: [n/a] prior year ☒current year	2001: [n/a] prior year ☒ current year
(6) 2002: [n/a] prior year ☒ current year	2002: [n/a] prior year ☒ current year

[n/a]	(c) Delayed application of SBJPA required beginning date. The Employer elects to delay the effective date for the required beginning date provision of Plan Section 6.02 until Plan Years beginning after. [n/a) (d) Model Amendment for required minimum distributions. The Employer adopts the IRS Model Amendment in

Plan Section 6.02(E) effective.                                 [Note: The date must not be earlier than January 1, 2001.] Defined

Benefit Limitation

[n/a]	(e) Code §415(e) repeal. The repeal of the Code §415(e) limitation is effective for Limitation Years beginning after [Note: If the Employer does not make an election under (e), the repeal is effective for Limitation Years beginning after December 31, 1999.]

Code §415(e) limitation. To the extent necessary to satisfy the limitation under Plan Section 3.17 for Limitation Years beginning prior to the repeal of Code §415(e), the Employer will reduce: (Choose one of ((J or (g))

[n/a]	(f) The Participant’s projected annual benefit under the defined benefit plan.

[n/a]	(g) The Employer’s contribution or allocation on behalf of the Participant to the defined contribution necessary, the Participant’s projected annual benefit under the defined benefit plan.

Coordination with top-heavy minimum allocation. The flan Administrator will apply the top-heavy minimum allocation provisions of Article XII with the following modifications. (Choose (h) or choose (1) or 6) or both as applicable)

[n/a]	(h) No modifications.

[n/a]	(i) Far Non-Key Employees participating only in this Plan, the top-heavy minimum allocation is the minimum allocation determined by substituting % (not less than 4%) for “3%,” except: (Choose one of (1) or (2)) [n/a] (1) No exceptions.

[n/a]	(2) Plan Years in which the top-heavy ratio exceeds 90%.

[n/a]l  (l) For Non-Key Employees also participating in the defined benefit plan, the top-heavy minimum is. (Choose one of (1) or (2))

[n/a]	(I) 5 % of Compensation irrespective of the contribution rate of any Key Employee: (Choose one of a or b.)

[n/a]	a. No exceptions.

[n/a]	b. Substituting “7 112’/0” for “5W if the top-heavy ratio does not exceed 90%.
[n/a]	(2) 0% [Note: The defined benefit plan mist =L 6 the top-heavy minimum benefit requirement far these Non-Key Employees.]

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Actuarial assumptions for top-heavy calculation. To determine the top-heavy ratio, the Plan Administrator roil) use the following interest rate and mortality assumptions to value accrued benefits under a defined benefit plan:

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CHECKLIST OF EMPLOYER INFORMATION

AND EMPLOYER ADMINISTRATIVE ELECTIONS

Commencing with the 2003 Plan Year

The Prototype Plan permits the Employer to make certain administrative elections not reflected in the Adoption Agreement. This form lists those administrative elections and provides a means of recording the Employer’s elections. This checklist is not part of the Plan document.

37.	Employer Information.

Benthos, Inc.

[Employer Name)

49 Edgerton Drive

[Address]

North Falmouth. Massachusetts 02556-2821	(508)563-1000
[City, State and Zip Code]	[Telephone Number	]

38.	Form of Business.

(a) ☒	Corporation	(b) [n/a]	S Corporation
(c) [n/a]	Limited Liability Company	(d) [n/a]	Sole Proprietorship
(e) [n/a]	Partnership	(f) [n/a]

39.	Section 1.07(F) - Nondiscriminatory definition of Compensation. When testing nondiscrimination under the Plan, the Plan permits the Employer to make elections regarding the definition of Compensation [Note: This election solely is for proposes of nondiscrimination testing. The election does not affect the Employer’s elections under Section 1.07 which apply for purposes of allocating Employer contributions and Participant forfeitures.]

(a) ☒  The Plan will “gross up” Compensation for Elective Contributions.

(b) [n/a] The Plan will exclude Elective Contributions.

40.	Section 4.04 - Rollover contributions.

(a) ☒ The Plan accepts rollover contributions.

(b) [n/a] The Plan does not accept rollover contributions.

41.	Section 8-06 - Participant direction of tnvestment1404(c). The Plan authorizes Participant direction of investment with Trustee consent. If the Trustee permits Participant direction of investment, the Employer and the Trustee should adopt a policy which establishes the applicable conditions and limitations, including whether they intend the Plan to comply with BRISA §404(c).

(a)  ☒ The Plan permits Participant direction of investment and is a 404(c) plan.

(b) [n/a] The Plan does not permit Participant direction of investment or is anon-404(c) plan.

42.	Section 9.04[A) -Participant loans. The Plan authorizes the Plan Administrator to adopt a written loan policy to permit Participant loans.

(a) ☒ The Plan permits Participant loans subject to the following conditions:

1 ☒ Minimum loan amount:$1,000. $1,000

2 ☒ Maximum number of outstanding loans: one.

☒ Reasons for which a Participant may request a loan: -

a. ☒ Any purpose.

b. [n/a] Hardship events.

c.[n/a] Other                     .

(4)  ☒ Suspension of loan repayments:

a. [n/a] Not permitted.

b. [n/a] Permitted for non-military leave of absence.

c . ☒ Permitted for military service leave of absence.

(5) ☒ The Participant must be a party in interest.

(b) [n/a] The Plan does not permit Participant loans.

43.	Section 11.01- Life Insurance. The Plan with Employer approval authorizes the Trustee to acquire life insurance.

(a) [n/a] The Plan will invest in life insurance contracts.

(b) ☒ The Plan will not invest in life insurance contracts.

44.	Surety bond company: . Surety bond amount $ .

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EGTRRA

AMENDMENT TO THE

BENTHOS, INC. 401(K) RETIREMENT PLAN

EGTRRA - Employer

ARTICLE I

PREAMBLE

1.1	Adoption and effective date of amendment This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

1.2	Suppression of inconsistent provisions. This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment

ARTICLE II

ADOPTION AGREEMENT ELECTIONS

The questions in this Article II only need to be completed in order to override the default provisions set forth below. If all of the default provisions will apply, then these questions should be skipped.

Unless the employer elects otherwise in this Article 11, the following defaults apply:

1)	The vesting schedule for matching contributions will be a 6 year graded schedule (if the plan currently has a graded schedule that does not satisfy EGTRRA) or a 3 year cliff schedule (if the plan currently has a cliff schedule that does not satisfy EGTRRA. and such schedule will apply to all matching contributions (even those made prior to 2002).

2)	Rollovers are automatically excluded In determining whether the $5,000 threshold has been exceeded for automatic cash-outs (if the plan is not subject to the qualified joint and survivor annuity rules and provides for automatic cash-outs). This Is applied to all participants regardless of when the distributable event occurred.

3)	The suspension period after a hardship distribution is made will be 6 months and this will only apply to hardship distributions made after 2001.

4)	Catch-up contributions will be allowed.

5)	For target benefit plans, the increased compensation limit of S200,000 will be applied retroactively (he., to years prior to 2002).

2.1	Vesting Schedule for Matching Contributions

If there are matching contributions subject to a vesting schedule that does not satisfy EGTRRA, then unless otherwise elected below, for participants who complete an hour of service in a plan year beginning after December 31, 2001, the following vesting schedule will apply to all matching contributions subject to a vesting schedule:

If the plan has a graded vesting schedule (i.e., the vesting schedule includes a vested percentage that is more than 0% and less than 100%) the following will apply;

Years of vesting service	Nonforfeitable percentage
2	20%
3	40%
4	60%
5	90%
6	100%

If the plan does not have a graded vesting schedule, then matching contributions will be nonforfeitable upon the completion of 3 years of vesting service.

In lieu of the. above vesting schedule, the employer elects the following schedule:

a. ☐ 3 year cliff (a participant’s accrued benefit derived from employer matching contributions shall be nonforfeitable upon the participant’s completion of three years of vesting service).

b. ☐ 6 year graded schedule (20% after 2 years of vesting service and an additional 20% for each year thereafter).

c. ☐ Other (must be at least as liberal as a- or the b. above):

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EGTRRA - Employer

Years of vesting service	Nonforfeitable percentage
___________%
___________%
___________%
___________%
___________%

The vesting schedule set forth herein shall only apply to participants who complete an hour of service in a plan year beginning after December 31, 2001, and, unless the option below is elected, shall apply to all matching contributions subject to a vesting schedule.

d. ☐ The vesting schedule will only apply to matching contributions made in plan years beginning after December 31, 2001 (the prior schedule will apply to matching contributions made in prior plan years).

2.2	Exclusion of Rollovers is Application of Involuntary Cash-out Provisions (for profit sharing and 401(k) plans only). If the plan is not subject to the qualified joint and survivor annuity rules and includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of the participant’s nonforfeitable account balance for purposes of the plan’s involuntary cps-out rules.

a. ☐ Rollover contributions will not be excluded.

b. ☒ Rollover contributions will be excluded only with respect to distributions made after April 30, 2004.

(Enter a date no earlier than December 31, 2001.)

c. ☐ Rollover contributions will only be excluded with respect to participants who separated from service after (Enter a date. The date may be earlier than December 31, 2001.)

2.3	Suspension period of hardship distributions. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Tress. Reg. Section 1.401(k)-1(d (2)(iv), then, unless the option below is elected, the suspension period following a hardship distribution shall only apply to hardship distributions made after December 31, 2001.

☒ With regard to hardship distributions made during 2001, a participant shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

2.4	Catch-up contributions (for 41)1(k) profit sharing plans only): The plan permits catch-up contributions (Article VI) unless the option below is elected.

☐ The plan does not permit catch-up contributions to be made.

2.5	For target benefit plans only: The increased compensation limit (5200,000 limit) shall apply to years prior to 2002 unless the option below is elected.

☐ The increased compensation limit will not apply to years prior to 2002.

ARTICLE 11

VESTING OF MATCHING CONTRIBUTIONS

3.1	Applicability. This Article shall apply to participants who complete an Hour of Service after December 31, 2001, with respect to accrued benefits derived from employer matching contributions made in plan years beginning after December 31, 2001. Unless otherwise elected by the employer in Section 2.1 above, this Article shall also apply to all such participants with respect to accrued benefits derived from employer matching contributions made in plan years beginning prior to January 1, 2002.

3.2	Vesting schedule. A participant’s accrued benefit derived from employer matching contributions shall vest as provided in Section 2.1 of this amendment.

ARTICLE IV

INVOLUNTARY CASH-OUTS

4.1	Applicability and effective date. If the plan provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in Section 2.2 of this amendment, this Article shall apply for distributions made after December 31, 2001, and shall apply to all participants. However, regardless of the preceding, this Article shall not apply if the plan is subject to the qualified joint and survivor annuity requirements of Sections 401 (a)(11) and 417 of the Code.

4.2	Rollovers disregarded in determining value of account balance for involuntary distributions. For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of 55,000 or less, the value of a participants nonforfeitable account balance shall be determined without regard to that portion of the account

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EGTRRA - Employer

balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(S), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If the value of the participant’s nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant’s entire nonforfeitable account balance.

ARTICLE V

HARDSHIP DISTRIBUTIONS

5.1	Applicability and effective date. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Trees. Reg. Section 1.401(k)-1(d)(2Xiv), then this Article shall apply for calendar years beginning after 2001.

5.2	Suspension period following hardship distribution. A participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. Furthermore, if elected by the employer in Section 2.3 of this amendment, a participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from malting elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

ARTICLE VI

CATCH-UP CONTRIBUTIONS

Catch-up Contributions. Unless otherwise elected in Section 2.4 of this amendment, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Section 401(k)(3), 401(k)(Il), 401(kXl2), 410(b), or 416 of the Code, as applicable, by reason of the malting of such catch-up contributions.

ARTICLE VII

INCREASE IN COMPENSATION LIMIT

Increase in Compensation Limit The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed 5200,000, as adjusted for cost-of-living increases in accordance with Section 401(ax17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period). If this is a target benefit plan, then except as otherwise elected in Section 2.5 of this amendment, for purposes of determining benefit accruals in a plan year beginning after December 31, 2001, compensation for any prior determination period shall be limited to $200,000. The cost-of living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

ARTICLE VIII

PLAN LOANS

Plan loans for owner-employees or shareholder-employees. If the plan permits loans to be made to participants, then effective for plan loam made after December 31, 2001, plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply.

ARTICLE IX

LIMITATIONS ON CONTRIBUTIONS (LRC SECTION 415 LIMITS)

9.1	Effective date. This Section shall be effective for limitation years beginning after December 31, 2001.

9.2	Maximum annual addition. Except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant’s account under the plan for any limitation year shall not exceed the lesser of.

a.	140,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or

b.	100 percent of the participants compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year.

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EGTRRA - Employer

The compensation limit referred to in b, shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

ARTICLE X

MODWICATION OF TOP-HEAVY RULES

10.1	Effective date. This Article shall apply for purposes of determining whether the plan is a top-heavy plan under Section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Article amends the top-heavy provisions of the plan.

10.2	Determination of top-heavy status.

10.2.1	Key employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(l) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

10.2.2	Determination of present values and amounts. This Section 10.2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

a.	Distributions during veer ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under Section 416(gX2) of The Code during the 1-year period ending on the determination date The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(gx2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting “5-year period” for “I-year period.”

b.	Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

10.3	Minimum benefits.

10.3.1	Matching contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the plan. The preceding sentence shall apply with respect to matching contributions under the plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401 (m) of the Code.

10.3.2	Contributions under other plans. The employer may provide, in an addendum to this amendment, that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Section 401(kX12) of the Code and matching contributions with respect to which the requirements of Section 401(mX11) of the Code are met). The addendum should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the employees who will receive the minimum benefit under such other plan.

ARTICLE Xl

DIRECT ROLLOVERS

11.1	Effective date. This Article shall apply to distributions made after December 31, 2001.

11.2	Modification of definition of eligible retirement Wan. For purposes of the direct rollover provisions of the plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

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EGTRRA - Employer

11.3	Modification of definition of eligible rollover distribution to exclude hardship distributions. For purposes of the direct rollover provisions of the plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

11.4	Modification of definition of eligible rollover distribution to include after-tax employee contributions. For purposes of the direct rollover provisions in the plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401 (a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

ARTICLE XII

ROLLOVERS FROM OTHER PLANS

Rollovers from other plans. The employer, operationally and an a nondiscriminatory basis, may limit the source of rollover contributions that may be accepted by this plan.

ARTICLE XIII

REPEAL OF MULTIPLE USE TEST

Repeal of Multiple Use Test The multiple use test described in Treasury Regulation Section 1.401(m)-2 and the plan shall not apply for plan years beginning after December 31, 2001.

ARTICLE XIV

ELECTIVE DEFERRALS

14.1	Elective Deferrals - Contribution Limitation. No participant shall be permitted to have elective deferrals made under this plan, or any other qualified plan maintained by the employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable.

14.2	Maximum Salary Reduction Contributions for SIMPLE plans. If this is a SIMPLE 401(k) plan, then except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the maximum salary reduction contribution that can be made to this plan is the amount determined under Section 408(pX2)(A)(ii) of the Code for the calendar year.

ARTICLE XV

SAFE HARBOR PLAN PROVISIONS

Modification of Top-Heavy Rules. The top-heavy requirements of Section 416 of the Code and the plan shall not apply in any year beginning after December 31, 2001, in which the plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(kX12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met.

ARTICLE XVI

DISTRIBUTION UPON SEVERANCE OF EMPLOYMENT

16.1	Effective date. This Article shall apply for distributions and transactions made after December 31, 2001, regardless of when the severance of employment occurred.

16.2	New distributable event A participant’s elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the participant’s severance from employment. However, such a distribution shall be subject to the other provisions of the plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

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EGTRRA - Employer

This amendment has been executed this 30th day of April, 2004.

By:	/s/ Ronald L. Marsiglio
EMPLOYER

Name of Plan. Benthos, Inc. 401(k) Retirement Plan © Copyright 2001 Astrue, Coakley & Garloo, Inc.

6

POST-EGTRRA

AMENDMENT TO TSE

ASTRUE, COAX LEY & GARLOO, INC.

DEFINED CONTRIBUTION PROTOTYPE PLAN & TRUST

ASTRUE, COAKLEY & GARLOO, INC. DEFINED CONTRIBUTION PROTOTYPE PLAN & TRUST POST-EGTRRA AMENDMENT

ARTICLE I

PREAMBLE

1.1	Adoption and effective date of amendment. This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), the Job Creation and Worker Assistance Act of 2002, IRS Regulations issued pursuant to IRC §401(a)(9), and other IRS guidance. This amendment is intended as good faith compliance with the requirements of EGTE A and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

1.2	Suppression of inconsistent provisions. This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

1.3	Adoption by prototype sponsor. Except as otherwise provided herein, pursuant to Section 5.01 of Revenue Procedure 2000-20, the sponsor hereby adopts this amendment on behalf of all adopting employers.

ARTICLE. II

ADOPTION AGREEMENT ELECTIONS

The questions In this Article II only need to be completed in order to override the default provisions set forth below. If all of the default provisions will apply, then these questions should be skipped

Unless the employer elects otherwise in this Article II, the following defaults apply:

1.	If catch-up contributions are permitted, then the catch-up contributions are treated like any other elective deferrals for purposes of determining matching contributions under the plan.

2.	For plans subject to the qualified joint and survivor annuity rules, rollovers are automatically excluded In determining whether the 55,000 threshold has been exceeded for automatic cash-outs of the plan provides for automatic cash-outs). This is applied to all participants regardless of when the distributable event occurred.

3.	The minimum distribution requirements are effective for distribution calendar years beginning with the 2002 calendar year. In addition, participants or beneficiaries may elect on an Individual basis whether the 5-year rule or the life expectancy rule in the plan applies to distributions after the death of a participant who has a designated beneficiary.

4.	Amounts that are “deemed 125 compensation” are not Included in the definition of compensation.

2.1	Exclusion of Rollovers in Application of Involuntary Cash-out Provisions. If tie plan is subject to the joint and survivor annuity rules and includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of a participant’s nonforfeitable account balance. for purposes of the plan’s involuntary cash-out rules.

a. ☐	Rollover contributions will not be excluded.

b. ☐	Rollover contributions will be excluded only with respect to distributions made after . Enter a date no earlier than December 31, 2001).

c. ☐	Rollover contributions will only be excluded with respect to participants who separated from service after ., (Enter a date. The date may be earlier than December 31, 2001:)

2.2	Catch-up contributions (for 401(k) profit sharing plans only): The plan permits catch-up contributions effective for calendar years beginning after December 31, 2001, (Article V) unless otherwise elected below. a. ☐ The plan does not permit catch-up contributions to be made.

b. ☐ Catch-up contributions arc permitted effective as of (enter a date no earlier than January 1, 2002).

And, catch-up contributions will be taken into account in applying any matching contribution under the Plan unless otherwise elected below.

c. ☐ Catch-up contributions will not be taken into account in applying any matching contribution under the Plan

Astrue, Coakley & Garloo, Inc.

Amendment for Section 401(a)(9) Final and Temporary Treasury Regulations.

2.3

a.	Effective date. Unless a later effective date is specified in below, the provisions of Article VI of this amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year.

☐	This amendment applies for purposes of determining required minimum distributions for distribution calendar years beginning with the 2003 calendar year, as well as required minimum distributions for the 2002 distribution calendar year That are made on or after (leave blank if this amendment does not apply to any minimum distributions for the 2002 distribution calendar year),

b.	Election to not permit Participants or Beneficiaries to Fleet 5-Year Rule.

Unless elected below, Participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in Sections 6.2.2 and 6.4.2 of this amendment applies to distributions after the death of a Participant who has a designated beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under Section 6.2.2 of this amendment, or by September 30 of the calendar year which contains the fifth anniversary of the Participant’s (or, if applicable, surviving spouse’s) death. If neither the Participant nor beneficiary makes an election under this paragraph, distributions will be made in accordance with Sections 6.2.2 and 6.4.2 of this amendment and, if applicable, the elections in Section 2.3.c of this amendment below.

☐	The provision set forth above in this Section 2.3.b shall not apply. Rather, Sections 6.2.2 and 6.4.2 of this amendment shall apply except as elected in Section 2.3.c of this amendment below.

c.	Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries.

☐ If the Participant dies before distributions begin and there is a designated beneficiary, distribution to the designated beneficiary is not required to begin by the date specified in the Plan, but the Participant’s entire interest will be distributed to the designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, this election will apply as if the surviving spouse were the Participant.

If the above is elected, then this election will apply to:

1. ☐ All distributions.

2. ☐ The following distributions:

d.	Election to Allow Designated Beneficiary Receiving Distributions Under 5-Year Rule to Elect Life Expectancy Distributions.

☐ A designated beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided .that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003, or the end of the 5-year period. ‘

2.4	Deemed 125 compensation, Article VII of this amendment shall not apply unless otherwise elected below.

☐ Article VII of this amendment (Deemed 125 Compensation) shall apply effective as of Plan Years and Limitation Years beginning on or after (insert the later of January 1, 1998, or the first day of the first plan year the Plan used this definition).

ARTICLE III

INVOLUNTARY CASH-OUTS

3.1	Applicability and effective date If the plan is subject to the, qualified joint and survivor annuity rules and provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in Section 2.1 of this amendment, this Article shall apply for distributions made after December 31, 2001, and shall apply to all participants.

2	© Copyright 2003 Astrue, Coakley & Garloo, Inc.

Astrue, Coakley & Garloo, Inc.

3.2	Rollovers disregard in determining value of account balance for involuntary distributions. For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant’s nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403 (b)(8), 408(d)(3)(A)(ii), and 457(e)(l6) of the Code. If the value of the participant’s nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant’s entire nonforfeitable account balance.

ARTICLE IV

HARDSHIP DISTRIBUTIONS

Reduction of Section 402(v) of the Code following hardship distribution. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Tress. Reg. Section 1.401 (k)-I(d)(2)(iv), then effective as of the data the elective deferral suspension period is reduced from 12 months to 6 months pursuant to POTRR.A, reduction in the maximum amount of elective deferrals that a Participant may make pursuant to Section 402(g) of the Code solely because of a hardship distribution made by this plan or any other plan of the Employer.

ARTICLE V

CATCH-UP CONTRIBUTIONS

Catch-up Contributions. Unless otherwise elected in Section 2.2 of this amendment, effective, for calendar years beginning after December 31, 2001, all employees who arc eligible to make elective deferrals under this plan and who have attained age 50 before the close of the calendar year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of Section 414(v) of the Code. Such catch-up contributions shall not be taken into account far purposes of the provisions of the plan implementing the required limitations of Sections 402(8) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

If elected in Section 2.2, catch-up contributions shall not be treated as elective deferrals for purposes of applying any Employer matching contributions under the plan.

ARTICLE VI

REQUIRED MINIMUM DISTRIBUTIONS

6.1	GENERAL RULES

6.1.1	Effective Date. Unless a later effective date is specified in Section 2.3,a of this amendment, the provisions of this amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year.

6.1.2	Coordination with Minimum Distribution Requirements Previously in Effect. If the effective date of this amendment is earlier than calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this amendment will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this amendment equals or exceeds the required minimum distributions determined under this amendment, then no additional distributions will be required to be made for 2002 on or after such date to the, distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributes prior to the effective-date of this amendment is less than the amount determined under this amendment, then required minimum distributions for 2002 on and alter such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this amendment.

6.1.3	Precedence. The requirements of this amendment will take precedence over any inconsistent provisions of the Plan.

6.1.4	Requirements of Treasury Regulations Incorporated. All distributions required under this amendment will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Internal Revenue Code.

6.1.5	TBFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this amendment. distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

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6.2	TIME AND MANNER OF DISTRIBUTION

6.2.1	Recurred Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s required beginning date.

6.2.2	Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(a) If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, then, except as provided in Article VI, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70’/z, if later.

(b) If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, then, except as provided in Section 2.3 of this amendment, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(c) If there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(d) If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 6.2.2, other than Section 6.2.2(a), will apply as if the surviving spouse were the Participant .

For purposes of this Section 6.2.2 and Section 2.3, unless Section 6.2.2(d) applies, distributions are considered to begin on the Participant’s required beginning date. If Section 6.2.2(d) applies, distributions art considered to begin on the date distributions are required to begin to the surviving spouse under Section 6.2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s required beginning date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under Section 6.2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

6.2.3	Forms of Distribution. Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Sections 6.3 and 6.4 of this amendment If the Participants interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(aX9) of the Code and the Treasury regulations.

6.3	REQUIRED MINIMUM DISTRIBUTIONS DURING PARTICIPANT’S LIFETIME

6.3.1	Amount of Required Minimum Distribution for Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed-for each distribution calendar year is the lesser of

(a) the quotient obtained by dividing the Participant’s account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s age as of the Participant’s birthday in the distribution calendar year, or

(b) if the Participant’s sole designated beneficiary for the distribution calendar year is the Participant’s spouse, the quotient obtained by dividing the Participant’s account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the distribution calendar year.

6.3.2	Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this Section 6.3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death.

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6.4	REQUIRED MINIMUM DISTRIBUTIONS AFF +T R PARTICIPANT’S DEATH

6.4.1	Death On or After Date Distributions Begin,

(a) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s designated beneficiary, determined as follows:

(1) The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(2) If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, the remaining lift expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

(3) If the Participant’s surviving spouse is not Participant’s sole designated beneficiary, the designated beneficiary’s remaining life expectancy is calculated using this age of the beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(b) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

6.4.2	Death Before Date Distributions Begin.

(a) Participant Survived by Designated Beneficiary. Except as provided in Section 2.3, if the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the remaining life expectancy of the Participant’s designated beneficiary, determined as provided in Section 6.4.1.

(b) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the. Participant’s death.

(c) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 6.2.2(x), this Section 6.4.2 will apply as if the surviving spouse were the Participant.

6.5	DEFINITIONS

6.5.1	Designated beneficiary. The individual who is designated as the Beneficiary under the Plan and is the designated beneficiary under Section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-I, Q&A-4, of the Treasury regulations.

6.5.2	Distribution calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date. For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 6.2.2. The required minimum distribution for the Participant’s fast distribution calendar year will be made on or before the Participant’s’ required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

6.5.3	Life expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

Astrue, Coakley & Garloo, Inc.

6.5.4	Participant’s account balance. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar yea’) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

6.5.5	Required beginning date. The date specified in the Plan when distributions under Section 401(a)(9) of the Internal Revenue Code are required to begin.

ARTICLE VII

DEEMED 125 COMPENSATION

If elected, this Article shall apply as of the effective date specified in Section 2.4 of this amendment. For purposes of any definition of compensation under this Plan that includes a reference to amounts under Section 125 of the Code, amounts under Section 125 of the Code include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Section 125 of the Code only if the Employer does not request or collect information regarding the Participant’s other health coverage as part of the enrollment process for the health plan.

Astrue, Coakley & Garloo, Inc.

Except with respect to any election made by the employer in Article II, this amendment is hereby adopted by the prototype sponsor on behalf of all adopting employers on December 23.

Sponsor acne: Astrue. Coakley & Genoa. Inc.

By:	/s/ David C. Astrue
David C. Astrue

NOTE: The employer only needs to execute this amendment if an election has been made in Article II of this amendment. This amendment has been executed this ______________________________ day of ____________________________________

Name of Plan: __________________________

Name of Employer:

By
EMPLOYER

Name of Participating Employer: _________________

By:
PARTICIPATING EMPLOYER

Internal Revenue Service	Department of the Treasury

Plan Description: Prototype Non-standardized Profit Sharing Plan	Washington, DC 20224

FFN: 503A4180701-003 Case: 200102890 EIN: 04-3404010

BPD 01 Plan: 003 Letter Serial No: K307802a

ASTRUE COAKLEY & GARLOO INC
Contact Person: Ms. Arrington 50-00197
P O BOX 870298
Telephone Number (202) 203-5911 In
MILTON, MA 02187
Reference to; T=SP:RA:IGV

Dear Applicant:	Date: 08/30/2001

In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under, the Internal Revenue Code. It is not an opinion of the affect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to Employee Plans Determinations in Cincinnati at the address specified in section 9.11 of Rev. Proc. 2000-20, 2000-6 I.R.B. 553.

This letter considers the changes in qualifications requirements made by the Uruguay Round Agreements Act (GATT), Pub. L. 103-465, the Small Business Job Protection Act of 1996, Pub. L. 104-288, the Uniformed services Employment and Reemployment Rights Act of 1994, Pub. L. 103-353, the Taxpayer Relief Act of 1997, Pub. L. 105-34, the Internal Revenue Service Restructuring and Reform Act of 1998, Pub. L. 105-206 and the Community Renewal Tax Relief Act of 2000, Pub. L. 106-554. These laws are referred to collectively as OUST.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer’s plan qualifies under code section 401 (a). However. an employer that adopts this plan may rely on this letter with respect to the qualification of its, plan under Code section 401(a), as provided for in Announcement 2001-77, 2001-30 I.R.B. and outlined below. The terms of the plan must be followed in operation.

Except as provided below, our opinion does not apply with respect to the requirements of: (a) Code sections 401(a)(4), 401 (a) (26), 401(1), 410(b) and 414(6). Our opinion does not apply for purposes of Code section 401 (a)(10)(B) and section 401 (a)(16) if an employer ever maintained another qualified plan for one or more employees who are covered by this plan. For this purpose, the employer will not be considered to have maintained another plan merely because the employer has maintained another defined contribution plan(a), provided such other plans) hike been terminated prior to the effective date of this plan and no annual additions have been credited to the account of any participant under such other plans) as of any date within the limitation year of this plan. Likewise, it this plan is first effective on or after the effective date of the repeal of Code section 415(e), the employer will not be considered to have maintained another plan merely because the employer has maintained a defined benefit plan(s), provided the defined benefit plans) has been terminated prior to the effective date of this plan. Our opinion also does not apply for purposes of Code section 401(a) (16) if, after December 31, 1985, the employer maintains a welfare benefit fund defined in Code section 419(a), which provides postretirement medical benefits allocated to separate accounts for key employees as defined in code section 419A(d) (3).

Our opinion applies with respect to the requirements of Code section 410(b) if 100 percent of all nonexcludable employees benefit under the plan. Employers that elect a safe harbor allocation formula end a safe harbor compensation definition can also rely on an opinion letter with respect to the nondiscriminatory amounts requirement under section 401(a) (4) and the requirements of sections 401(k) and 401(m) (except where the plan is a safe harbor plan under section 401(k) (12) that provide ☐ for the safe harbor contribution to be made under another plan).

ASTRUE COAKLEY & GARLOO INC

FFN 503A4180701-003

An employer that elects to continue to apply the pre-GUST family aggregation rules in years beginning after December 31, 2996, or the combined plan limit of section 415(a) in years beginning after December 31, 1999, will not be able to rely on the opinion letter without a determination letter. The employer may request a determination letter by filing an application with Employee Plans Determinations on Form 5307, Application far Determination for Adopters of master or Prototype or volume Submitter Plans.

If you, the master or prototype sponsor, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only far use of the sponsor. Individual participants and/or adopting employers with questions concerning the plan should contact the master or prototype sponsor. The plan’s adoption agreement must include the sponsor’s, address and telephone number for inquiries by adopting employers.

if you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for u to call in case we need more information. whether you call or write, please refer to the Letter Serial Humber and File Folder Number shown in the heading of this letter.

You should keep this letter an a permanent record. Please notify us if you modify or discontinue sponsorship of this plan. Sincerely yours,

Director Employee Plans Rulings & Agreements

BENTHOS, INC. 401(K) RETIREMENT PLAN

QUALIFIED DOMESTIC RELATIONS ORDER PROCEDURE

In the case of any Domestic Relations Order (“DRO”) received by Benthos, Inc. 401(k) Retirement Plan (the “Plan”), its status as a Qualified Domestic Relations Order (“QDRO”) under the Employee Retirement Income Security Act (“ERISA”) and the Internal Revenue Code will be determined under the following procedures. The Plan Administrator is responsible for administering the QDRO Procedure. The purpose of the QDRO Procedure is to establish a reasonable and consistent procedure for determining the qualified status of a DRO and for making distributions pursuant to a DRO that qualifies under Internal Revenue Code Section 414(p).

Procedure prior to receipt of order The Plan will apply the following procedure prior to the Plan’s receipt of a DRO.

1. Suspension of Participant distributions or loans. If the Plan Administrator is on notice (verbal or written) regarding a pending domestic relations action (e.g., a divorce) and has a reasonable belief the Participant’s account may become subject to a QDRO, the Plan Administrator may suspend processing the Participant’s distribution or loan requests pending resolution.

2. Removing hold on the account. After placing a hold on the account, the Plan Administrator should notify the Participant of the hold on the account. In order to remove the hold, the Plan Administrator should request the Participant to provide written confirmation that a court will not issue a QDRO with respect to the account, such as a property settlement agreement awarding the entire account to the Participant.

Procedure after receipt of order. The Plan will apply the following procedure whenever it receives a DRO which purports to be a QDRO.

1. Notice to Participant and to alternate payee. Within a reasonable time period after receipt of a DRO, the Plan Administrator will notify the Participant and any alternate payee of the receipt of the order, and will deliver to the Participant and to each alternate payee a copy of this QDRO Procedure.

2. Notice to Trustee. The Plan Administrator, within a reasonable time period after receipt of a DRO, will notify the Trustee of the receipt of the order. The Plan Administrator also will account separately for the amount of the Participant’s benefit that is subject to the order. The Plan Administrator will direct the Trustee to segregate the “QDRO amount” if possible.

3. Review of order. The Plan Administrator will review the order within a reasonable time to determine its qualified status. The Plan Administrator will complete a QDRO DETERMINATION CHECKLIST with respect to each order the Plan receives. In most circumstances, the Plan Administrator will complete review of the order within 30 days of receipt. After review, the Administrator will determine whether the order Is a QDRO.

4. Suspension of distributions and loans. If the Participant is eligible to receive benefits or loans from the Plan at the time of receipt of the order, the Plan Administrator will suspend distributions and loans to the Participant to the extent the Plan Administrator deems necessary to comply with the order should the Plan Administrator determine the order is a QDRO.

5. Determination order is a QDRO. If the Plan Administrator determines the order is a QDRO:

a. The Plan Administrator will notify the Participant and each alternate payee that the order Is a QDRO and the Plan will distribute amounts pursuant to the QDRO. The Plan Administrator will notify the Participant and each alternate payee of the decision within ten days of the determination by mailing to each party a copy of the QDRO DETERMINATION CHECKLIST, which will include the Plan Administrator’s certification.

b. If the QDRO requires immediate payment, the Plan will pay the designated amounts as soon as administratively feasible. Payment of any amount the order required the Plan to pay during the determination period will include interest from the date the QDRO required the first payment, at the rate of interest determined to be reasonable. The rate of interest payable on regular savings accounts is a reasonable rate of Interest for this purpose.

c. If the Plan cannot make the distribution within 30 days of the determination of qualified status of the QDRO, the Plan Administrator will advise the parties of the delay, of the reason for the delay, and of the date by which the Plan expects to make payment.

d. The Plan Administrator will advise the Participant when the Plan has completed payment to the alternate payee.

e. The Plan will maintain a separate accounting (which may include a segregated account) for each alternate payee until the Plan has completed benefits under the QDRO.

f. Each alternate payee is entitled to file with the Plan a beneficiary designation in the same manner as a Participant in the Plan, except that if the Plan is subject to the joint and survivor annuity requirements, the joint and survivor annuity provisions do not apply to the alternate payee’s spouse.

6. Determination order is not a QDRO. If the Plan Administrator determines the order is not a QDRO:

a. The Plan Administrator will advise the Participant and each alternate payee of the adverse decision and of the reasons for the adverse decision. The Plan will advise the Participant and each alternate payee of the decision within ten days of the determination by mailing to each party a copy of the QDRO DETERMINATION CHECKLIST, which will Include the Plan Administrator’s certification of the decision.

b. The Plan Administrator will discontinue separate accounting for the amounts payable under the order. The Plan will pay the benefits to the party entitled to receive the benefits. If the Participant is not entitled to a present distribution of any of the segregated benefits, the Plan will continue to account for the Participant’s benefits as if the Plan had not received the order.

c. If the Plan Administrator determines the status of the order within the 18-month period beginning on the date the order would require the first payment, the Plan Administrator may delay distribution of any benefits subject to the order if the Plan Administrator has reason to believe a party will seek to cure the defects in the order. The Plan Administrator will continue to delay distribution during the period the Plan Administrator determines to be necessary to fulfill the Plan Administrator’s fiduciary duties under the Plan.

7. Consultation with legal counsel. The Plan Administrator will consult with the Plan’s legal counsel in case of questions that arise with respect to the interpretation of any provision of the order or with respect to the qualified status of the order.

/s/ Ronald L. Marsiglio
Signature of Plan Administrator

BENTHOS, INC. 401(K) RETIREMENT PLAN

QDRO DETERMINATION CHECKLIST

The Plan Administrator must complete this checklist to comply with the Plan’s QDRO Procedure. Note: The Plan Administrator must determine the qualified status of the order within a reasonable time. If the Plan Administrator does not conclude the determination within 18 months from the time the first payment is due under the order, the order will be effective only prospectively.

PRELIMINARY DATA

1. Identifying information. The Order concerns:

Participant:                                                                                                                                 Soc. Sec No.:

Participant’s address:

Alternate Payee:                                                                                                                Soc. Sec. No.:

Alternate Payee’s address:

________________________________________________________________________________________________________

2. Notification. The Plan Administrator has mailed notification of receipt of a Domestic Relations Order, by regular first class mail, as follows:

Date of notification to Participant:

Date of notification to alternate payee(s):

Date of notification to Trustee:

Note: The Plan Administrator must notify the Participant and each alternative payee of receipt of the order, within 10 days of the Plan Administrator’s receipt of the order. The Plan Administrator will account separately for the amounts subject to the order within 2 business days after receipt of the order. The Plan Administrator must advise the Trustee of the existence of the order within 2 business days after receipt, so the Trustee does not distribute funds subject to the order.

REVIEW OF ORDER

3. Technical Requirements. The Plan Administrator should complete review of the order within a reasonable time. The order is a Qualified Domestic Relations Order (“QDRO”) only if the Plan Administrator answers “Yes” to each question in this paragraph 3. If the Plan Administrator answers “No” to any question, check paragraph 7 and state the reason(s) for the answer in paragraph 7.

a. Order. Is the order an order entered pursuant to a state domestic relations law (including a community property law)?

Yes:              No:

b. Domestic relations matter. Does the order relate to providing child support, alimony (maintenance) payments or marital property rights?

Yes              No

c. Plan identification. Does the order specify this Plan as the plan subject to the order?

Yes

d. Alternate payee. Does the order direct payment to the Participant’s spouse, former spouse, child or other dependent (the “alternate payee”)?

Yes              No

e.                      Identification of Participant Does the order identify the Participant?

Yes              No

f. Identification of alternate payee. Does the order state each alternate payee’s name and mailing address?

Yes              No

g. Description of benefit. Does the order state the amount or the percentage of the Participant’s benefit the Plan must pay to each alternate payee? Note: Answer “Yes” if the order describes the manner in which the Plan may determine the amount or percentage.

Yes              No

h. Period of payment. Does the order state the number of payments or the period to which the order applies? Note: A lump sum payment satisfies this requirement

Yes              No

4. Plan Consistency Requirements. The order is a QDRO only If the Plan Administrator answers “No” to each question in this paragraph 4. If the Plan Administrator answers “Yes” to any question, check paragraph 8 and state the reason(s) for the answer in paragraph 8.

a. Required benefit. Does the order require the Plan to provide a type or a form of benefit or a benefit option the Plan otherwise does not provide? Note: Consult the Plan’s QDRO provisions. Payment consistent with the Plan’s QDRO provisions or consistent with the Plan’s normal distribution provisions is acceptable.

Yes              No

b. Amount of benefit. Does the order require the Plan to provide benefits greater than the benefits available to the Participant without the QDRO?

Yes          No

c. Prior QDRO. Does the order require payment of benefits that a previous QDRO requires the Plan to pay to another alternate payee? Note: if no prior QDRO is in effect with respect to the Participant, answer “NO.”

Yes          No

5. Timing of Payment Requirement. The order is a QDRO only if the timing of payments under the order is consistent with the terms of the Plan. Note: If the Plan authorizes payment at any time under a QDRO, the order automatically satisfies the timing of payment requirement. If the Plan does NOT contain special provisions for immediate payment under a QDRO, the Plan only may make payment under a QDRO (if the Participant has not terminated employment) by the date the Participant attains his “earliest retirement age.” If the Plan Administrator does not answer “Yes” to part a. of this paragraph 5, the Plan Administrator must determine whether the Participant has reached his “earliest retirement age” under part b. of this paragraph 5.

a. Immediate authorization payment. Does the Plan authorize payment at any time under a QDRO?

Yes          No

if “Yes,” the order satisfies the timing of payment requirement. Skip part b. of this paragraph 5.

b. Earliest retirement age payment. If the answer to part 5.a. is “No,” complete this part b. to determine if payment will occur under the order after the Participant’s “earliest retirement age,”

i. Does the Plan authorize payment of benefits to the Participant (separate and apart from the order) on the date of the required payment to the alternate payee under the order (e.g., an in-service distribution from a profit sharing plan)?

Yes                      No

ii. As of the date of commencement of payment to the alternate payee under the order, will the Participant have reached the hater of (a) age 50, or (b) the earliest date on which the Participant could begin receiving benefits If the Participant terminated employment?

Yes                      No

If the Plan Administrator answers “Yes” to either b.i. or b.ii, the order satisfies the timing of payment requirement. If the Plan Administrator answers “No” to both b.i. and bii., check paragraph 9.

6. Determination of Qualified Status. If the Plan Administrator has answered “Yes” to each question in paragraph 3, has answered “No” to each question in paragraph 4, and has answered “Yes” to at least one question in paragraph 5, the order qualifies as a QDRO. If the order qualifies as a QDRO, the Plan Administrator should write “NIA” next to each of paragraphs 7, 8 and 9, and should sign the Plan Administrators Certification of QDRO in paragraph 10. If the order does NOT qualify as a QDRO, the Plan Administrator should check one or more of paragraphs 7, 8 and 9, should complete the explanation as required, and should sign the Plan Administrator’s Certification of Nonqualified Status in paragraph 10. The Plan Administrator should notify the Participant and each alternate payee of the determination by mailing a copy of this QDRO Determination Checklist to each party, complete with the Plan

Administrator’s Certification. After notification of the Participant and each alternate payee, the Plan Administrator should complete the QDRO procedure.

NOTE: CHECK AND COMPLETE ONLY THOSE OF PARAGRAPHS 7, 8 AND 9 WHICH APPLY IN RESPONSE TO PARAGRAPHS 3,4 AND 5. IF ANY OF PARAGRAPHS 7, 8 AND 9 DO NOT APPLY, WRITE “N/A” NEXT TO THE NUMBER AND DO NOT COMPLETE THE PARAGRAPH.

        7. Disqualification-Technical Requirements. The order is not a QDRO because the order does not satisfy one or more of the technical requirements referred to in paragraph 3. The explanation of each “No” answer is the following:

        8. Disqualification-Consistency Requirements. The order is not a QDRO because the order does not satisfy one or more of the consistency requirements referred to in paragraph 4. The explanation of each “Yes” answer is the following:

        9. Disqualification-Timing of Payment Requirement. The order Is not a QDRO because the order requires the payment of benefits earlier than the Plan permits (as determined under paragraph 5). The Plan does not permit the immediate distribution of benefits to an alternate payee under a QDRO, AND the order requires the payment of benefits prior to the Participant’s “earliest retirement age.”

DETERMINATION OF STATUS

10. Plan Administrator’s Certification. Sign the certification paragraph which states the Plan Administrator’s determination with respect to the qualified status of the order. COMPLETE ONLY ONE CERTIFICATION.

Plan Administrator’s Certification of QDRO

I, the undersigned Plan Administrator, certify the order identified in paragraph 1 is a qualified domestic relations order. The Plan will distribute in accordance with the QDRO.

Date:	By:
Plan Administrator

Plan Administrator’s Certification of Nonqualified Status

I, the undersigned Plan Administrator, certify the order identified in paragraph I is not a qualified domestic relations order. The Plan will pay any amounts segregated In accordance with Code Section 414(p) without regard to the order. If the Participant is not receiving any distribution from the Plan, the Plan Administrator will disregard any separate accounting.

Date:	- By:
Plan Administrator

BENTHOS, INC. 401(K) RETIREMENT PLAN

PARTICIPANT LOAN PROGRAM

Benthos, Inc. 401(k) Retirement Plan permits loans to be made to Participants and their beneficiaries. However, before any loan is made, the Plan requires that a written loan program be established which sets forth the rules and guidelines for making Participant loans. This document shall serve as the required written loan program. In addition, the Administrator may use this document to serve as, or supplement, any required notice of the loan program to Participants and their beneficiaries. All references to Participants in this loan program shall include Participants and their Beneficiaries who are “parties in interest” as defined by Act Section 3(14).

1. The Administrator of the Plan is authorized to administer the Participant loan program. All applications for loans shall be made by a Participant to the Administrator on forms which the Administrator will make available for such purpose.

2. All loan applications shall be considered by the Administrator within a reasonable time after the Participant makes formal application. The Participant shall also be required to provide such supporting information deemed necessary by the Administrator. This may include a financial statement, tax returns and such other financial information which the Administrator may consider necessary and appropriate to determine whether a loan should be granted. Furthermore, the Participant shall authorize the Administrator to obtain a credit report on the Participant.

3. The Administrator shall determine whether a Participant qualifies for a loan, applying such criteria as a commercial lender of funds would apply in like circumstances with respect to the Participant. Such criteria shall include, but need not be limited to, the creditworthiness of the Participant and his general ability to repay the loan, the period of time such Participant has been employed by the Employer, whether adequate security has been provided for the loan, and whether the Participant agrees, as a condition for receiving the loan, to make repayments through direct, after-tax payroll deduction.

4. With regard to any loan made pursuant to this program, the following rule(s) and limitation(s) shall apply (check those that apply), in addition to such other requirements set forth in the plan:

☒ No loan in an amount less than $1,000 shall be granted to any Participant

☐ Loans shall only be granted in the event of a Participant’s hardship or for the purpose of enabling a Participant to meet certain specified financial situations. For this purpose, a loan shall be authorized in the event of significant health expenses or loss of income resulting from a prolonged illness or disability of the Participant, loss of income or significant health expenses resulting from a prolonged illness, disability or death in the Participant’s immediate family, establishing the principal residence of the Participant, or for paying for a college education (including graduate studies) for the Participant or his dependents. The Administrator shall determine whether a Participant qualifies for a loan under this paragraph.

☒ All loans made pursuant to this program shall be considered a directed investment from the account(s) of the Participant maintained under the Plan. As such, all payments of principal and interest made by the Participant shall be credited only to the account(s) of such Participant.

☐ A Participant shall be entitled to a loan up to $10,000 even if such amounts would exceed one-half (1/2) of the present value of the non-forfeitable accrued benefit of the Participant under the Plan.

☒	Term for repayment of a home may not exceed 15 years.

☒	A loan is treated in default if unpaid for more than 90 days.

☒	Only one loan(s) may be outstanding for a Participant at any given time.

☒	Interest rate will be adjusted according to prime rate as listed in the Wall Street Journal plus one percent

5. Any loan granted or renewed under this program shall bear a reasonable rate of interest. In determining such rate of interest, the Plan shall require a rate of return commensurate with the prevailing interest rate charged on similar commercial loans under like circumstances by persons in the business of lending money. Such prevailing interest rate standard shall permit the Administrator to consider factors pertaining to the opportunity for gain and risk of loss that a professional lender would consider on a similar arms-length transaction, such as the creditworthiness of the Participant and the security given for the loan. Therefore, in establishing the rate of interest, the Administrator shall conduct a reasonable and prudent inquiry with professional lenders in the same geographic locale where the Participant and Employer reside to determine such prevailing interest rate for loans under like circumstances.

6. The Plan shall require that adequate security be provided by the Participant before a loan is granted. For this purpose, the Plan shall consider a Participant’s interest under the Plan to be adequate security. However, in no event shall more than 50% of a Participant’s vested interest in the Plan (determined immediately after origination of the loan) be used as security for the loan. Generally, it shall be the policy of the Plan not to make loans which require security other than the Participant’s vested interest in the Plan. However, if additional security is necessary to adequately secure the loan, then the Administrator shall require that such security be provided before the loan will be granted. For this purpose, the Participant’s principal residence may serve as additional security, if permitted by State law.

7. Generally, a default shall occur upon the failure of a Participant to timely remit payments under the terms of the loan when due. In such event, the Trustee shall take such reasonable actions which a prudent fiduciary in like circumstances would take to protect and preserve Plan assets, including foreclosing on any collateral and commencing such other legal action for collection which the Trustee deems necessary and advisable. Failure to make any installment payment when due in accordance with the terms of the loan results in a deemed distribution at the time of such failure. The Trustee shall not be required to commence such actions immediately upon a default. Instead, the Trustee may grant the Participant a grace period to cure any default, provided such actions would constitute a prudent and reasonable course of conduct for a professional lender in like circumstances. Any such grace period shall not continue beyond the last day of the calendar quarter following the calendar quarter in which the required installment payment was due.

8. Upon satisfaction of the criteria established for granting a loan, the Administrator shall inform the Trustee that the Participant has qualified to receive a loan under the Plan’s program. The Trustee shall review the determination made by the Administrator (including the prevailing interest rate which has been set for the loan) and, if it determines that such loan would be a prudent investment for the Plan, applying such fiduciary standards required by ERISA, the Trustee may grant the loan request. In making such determination, the Trustee may consider the liquidity of the Plan assets available for loans. The Trustee shall then require that the Participant execute all documents necessary to establish the loan, including a promissory note and such other documents which will provide the Plan with adequate security.

Adopted this 30th day of April, 2004. This loan program may be amended from time to time.

Administrator: